Preliminary Term Sheet                            Date Prepared: March 4, 2002


                  Renaissance Acceptance Mortgage Corp. 2002-1
           Home Equity Loan Asset-Backed Certificates, Series 2002-1

                           $171,500,000 (Approximate)
                          Subject to a +/-10% Variance
                          Publicly Offered Certificates
                    Fixed and Adjustable Rate Mortgage Loans

                                       FSA
                          (Senior Certificate Insurer)


 Class    Approximate        Tranche          Certificate   WAL (Yrs)       Pmt Window      Assumed Final      Expected Ratings
(1,2,3)  Principal Bal         Type            Coupon (4)  Call/Mat(6)  (Mos) Call/Mat(6)   Maturity (7)    S&P   Moody's   Fitch
----------------------------------------------------------------------------------------------------------------------------------
AF-1       $32,450,000   Floating Rate Senior     (5)       0.83/0.83        1-17/1-17        June 2032    [AAA]   [Aaa]    [AAA]

AF-2       $68,000,000   Fixed Rate Senior        TBD       3.97/4.38       17-92/17-201      June 2032    [AAA]   [Aaa]    [AAA]

AV-1       $43,050,000   Floating Rate Senior     (5)       2.85/2.93        1-92/1-173       June 2032    [AAA]   [Aaa]    [AAA]

M-1        $12,250,000   Floating Rate Sub        (5)       5.21/5.71       37-92/37-164      June 2032     [AA]   [Aa2]     [AA]

M-2         $8,750,000   Floating Rate Sub        (5)       5.20/5.63       37-92/37-146      June 2032      [A]    [A2]      [A]

B           $7,000,000   Floating Rate Sub        (5)       5.19/5.39       37-92/37-124      June 2032     [BBB] [Baa2]    [BBB]

Total     $171,500,000

  (1) The Class AF-1 and Class AF-2 Certificates are backed primarily by the cashflows from a group of first and second lien fixed-rate mortgage loans. The Class AV-1 Certificates are backed primarily by the cashflows from a group of first lien adjustable-rate mortgage loans. The Class M-1, Class M-2 and Class B Certificates are backed primarily by the cashflows from both groups of mortgage loans.
  (2) The Certificate Principal Balances shown in the table above are subject to final rating agency approval and to a +/-10% variance.
  (3) The Certificates are subject to a 10% Clean-up Call (as described herein). After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class AF-2 will increase by 0.50%, the margin on the Class AF-1 and Class AV-1 Certificates doubles, and the related margins on the Class M-1, Class M-2 and Class B Certificates will increase by 1.5 times.
  (4) All of the Certificates are subject to the Net WAC Cap Rate (as described herein).
  (5) The Class AV-1, Class AF-1, Class M-1, Class M-2 and Class B Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) [14]%.
  (6)    See "Pricing Prepayment Speed" herein.
  (7)    Estimated assumed final maturity dates, subject to final collateral

Attached is the preliminary Marketing Materials describing the structure, collateral pool and certain aspects of the Renaissance Acceptance Mortgage Corp. 2002-1. The Marketing Materials have been prepared by Greenwich Capital Markets, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement. Neither Wachovia Securities, nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Marketing Materials This sheet nor the cover sheet are part of the Marketing Materials.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                               WACHOVIA SECURITIES

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

Seller:                                Delta Funding Corporation ("Delta").

Servicer:                              Ocwen Federal Bank, FSB ("Ocwen").

Underwriter:                           Greenwich Capital Markets, Inc.

Co-Manager:                            Wachovia Securities.

Trustee/Custodian:                     Wells Fargo Bank Minnesota, National
                                       Association. ("Wells Fargo").

Senior Certificate Insurer:            Financial Security Assurance, Inc.
                                       ("FSA," or the "Insurer").

Rating Agencies:                       S&P, Fitch and Moody's.

Statistical Calculation Date:          The close of business on January 31,
                                       2002.

Cut-off Date:                          The close of business on March 1, 2002.

Pricing Date:                          On or about March [8], 2002.

Closing Date:                          On or about March [28], 2002.

Settlement Date:                       On or about March [28], 2002.

Distribution Date:                     The 25th day of each month (or the next
                                       succeeding business day) commencing on
                                       April 25, 2002.

Certificates Offered:                  The "Senior Certificates or Class A
                                       Certificates" will consist of the Class
                                       AF-1 and Class AF-2 Certificates (the
                                       "Group I Certificates") and the Class
                                       AV-1 Certificates (the "Group II
                                       Certificates"). The "Subordinate
                                       Certificates" will consist of the Class
                                       M-1, Class M-2 and Class B Certificates.
                                       The Senior Certificates and the
                                       Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:                      The Class AV-1, Class AF-1 and
                                       Subordinate Certificates will settle
                                       flat.

                                       The Class AF-2 Certificates will settle
                                       with accrued interest. The price to be
                                       paid by investors for the Class AF-2
                                       Certificates will include accrued
                                       interest from March 1, 2002, up to, but
                                       not including, the Settlement Date ([27] days).

Interest Accrual Period:               The interest accrual period with respect
                                       to the Class AV-1, Class AF-1 and
                                       Subordinate Certificates for a given
                                       Distribution Date will be the period
                                       beginning with the previous Distribution
                                       Date (or, in the case of the first
                                       Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

                                       The interest accrual period for the Class
                                       AF-2 Certificates with respect to any
                                       Distribution Date will be the calendar
                                       month preceding such Distribution Date
                                       (based on a 360-day year consisting of
                                       twelve 30-day months).

Federal Tax Status:                    It is anticipated that the Certificates
                                       will be treated as REMIC regular
                                       interests for tax purposes.

Registration:                          The Certificates will be available in
                                       book-entry form through DTC, and upon
                                       request, through Clearstream, Luxembourg and the Euroclear system.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

ERISA Eligibility:                     The Certificates are expected to be
                                       ERISA eligible.

SMMEA Eligibility:                     The Certificates will NOT constitute
                                       "mortgage related securities" for
                                       purposes of SMMEA.

Mortgage Loans:                        As of the Statistical Calculation Date,
                                       the aggregate principal balance of the
                                       mortgage loans described herein was
                                       approximately $133,254,433, consisting of approximately (i) $92,743,961 of fixed-rate Mortgage Loans (the "Initial
                                       Group I Mortgage Loans") and (ii)
                                       approximately $40,510,472 of
                                       adjustable-rate Mortgage Loans (the
                                       "Initial Group II Mortgage Loans"
                                       together with the Initial Group I
                                       Mortgage Loans, the "Initial Mortgage
                                       Loans"). See attached collateral
                                       descriptions for more information.

Additional Mortgage Loans:             On or prior to the Closing Date,
                                       approximately $41,745,567 of additional
                                       mortgage loans having similar
                                       characteristics to the Initial Mortgage
                                       Loans will be added to the trust,
                                       consisting of (i) approximately
                                       $29,756,567 of additional fixed-rate
                                       Mortgage Loans (the "Additional Group I
                                       Mortgage Loans") and (ii) approximately
                                       $11,989,528 of additional adjustable-rate
                                       Mortgage Loans (the "Additional Group II
                                       Mortgage Loans" together with the
                                       Additional Group I Mortgage Loans, the
                                       "Additional Mortgage Loans"). On the
                                       Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the "Mortgage Loans."

Pricing Prepayment Speed:              The Certificates were priced based on the
                                       following prepayment assumptions: Fixed
                                       rate mortgage loans: 120% of PPC-F (100%
                                       PPC-F is equal to 4% - 20% CPR over 12
                                       months).
                                       Adjustable rate mortgage loans: 100% of
                                       PPC-A (100% PPC-A is equal to 4% - 35%
                                       CPR over 30 months).

Optional Termination:                  The terms of the transaction allow for a
                                       clean-up call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the
                                       Mortgage Loans is less than or equal to
                                       10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Net Mortgage Rate                      The "Net Mortgage Rate" for any Mortgage
                                       Loan for any Distribution Date shall be a per annum rate equal to the applicable
                                       Mortgage Rate for such Mortgage Loan as
                                       of the first day of the month preceding
                                       the month in which such Distribution Date occurs minus the servicing fee and trustee fee.

Net WAC Cap Rate:                      As to any Distribution Date, a per annum
                                       rate equal to:
                                       (i)  the weighted average Net Mortgage
                                            Rate of the Mortgage Loans; minus
                                       (ii) the insurer premium rate multiplied
                                            by a fraction equal to:
                                            (a) the aggregate Certificate
                                                Principal Balance of the Senior
                                                Certificates; divided by
                                            (b) the aggregate principal balance
                                                of the Mortgage Loans.
                                       The result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net WAC Cap Rate
Carryover Amount:                      If on any Distribution Date the
                                       certificate interest rate for any of the Certificates is limited by the Net WAC
                                       Rate Cap, the "Net WAC Cap Rate Carryover
                                       Amount" for such Class will be equal to
                                       the sum of (i) the excess of (a) the
                                       amount of interest that would have
                                       accrued on such Class at the related
                                       certificate interest rate (without giving effect to the Net WAC Cap Rate, but only up to [14]%) over (b) the amount of interest that accrued at the Net WAC Cap
                                       Rate of the Mortgage Loans and (ii) any
                                       Net WAC Cap Rate Carryover Amount from
                                       the prior Distribution Date together with interest thereon at the related certificate rate (without giving effect to the Net WAC Cap Rate, but only up to [14]%). Any Net WAC Cap Rate Carryover

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                       Amount will be paid on such Distribution
                                       Date or future Distribution Dates from
                                       distribution of Excess Interest, to the
                                       extent available, as described in
                                       "Priority of Distributions." The Policy
                                       does not cover any Net WAC Rate Cap
                                       Carryover Amount.

Credit Enhancement:                    Credit enhancement for the Certificates
                                       will consist of (i) for the Senior
                                       Certificates only, a Monoline Insurance
                                       Policy (the "Policy"), (ii) Excess
                                       Interest (as defined below), (iii)
                                       overcollateralization and (iv)
                                       subordination.

Credit Enhancement
Percentages:


                                                    Initial Credit                        Target Credit Enhancement
                                                     Enhancement                             After Stepdown Date
                                       -------------------------------------------------------------------------------------
                                             Rating                 Percent                 Rating                  Percent
                                          [AAA/Aaa/AAA]              [18.00]%             [AAA/Aaa/AAA]             [36.00]%
                                           [AA/Aa2/AA]               [11.00]%              [AA/Aa2/AA]              [22.00]%
                                            [A/A2/A]                  [6.00]%                [A/A2/A]               [12.00]%
                                         [BBB/Baa2/BBB]               [2.00]%             [BBB/Baa2/BBB]             [4.00]%

Insurance Policy:                      The Policy will guarantee the timely
                                       payment of interest and the ultimate
                                       payment of principal on the Senior
                                       Certificates. The Policy does not cover
                                       (i) the Subordinate Certificates and (ii) any Net WAC Rate Cap Carryover Amount.

Excess Interest:                       For each Distribution Date, the interest
                                       collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates; (ii) the servicing and trustee fees paid in respect of the Mortgage Loans; (iii) the insurer premium paid and (iv) any unreimbursed draws on the Policy.

Overcollateralization
Amount: On any Distribution Date, the "Overcollateralization Amount" will be the amount by which the balance of the Mortgage Loans (the "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance"). On any Distribution Date on which the Overcollateralization Amount does not equal the Required
                                       Overcollateralization Amount, Excess
                                       Interest, to the extent available, will
                                       be distributed as principal to the
                                       Certificateholders to increase the
                                       Overcollateralization Amount to the
                                       Required Overcollateralization Amount.

                                       On the Closing Date, the Required
                                       Overcollateralization Amount will be
                                       satisfied.

Required Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:
                                       (i)  prior to the Stepdown Date, [2.00]%
                                            of the aggregate principal balance
                                            of the Mortgage Loans as of the
                                            Cut-off Date.
                                       (ii) on or after the Stepdown Date, the
                                            greater of:
                                            (a) the lesser of:
                                                (x) [2.00]% of the aggregate
                                                     principal balance of the
                                                     Mortgage Loans as of the
                                                     Cut-off Date; and
                                                (y) [4.00]% of the current
                                                    aggregate principal balance
                                                    of the Mortgage Loans;
                                            (b) [0.50]% of the aggregate
                                                principal balance of the
                                                Mortgage Loans as of the
                                                Cut-off Date (the "OC Floor").
                                       On any Distribution Date on which a
                                       Delinquency Event or a Cumulative Loss
                                       Event has occurred, the Required
                                       Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

Subordination Required
Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required
                                       Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization
                                       Amount.

Cumulative Loss Event:                 A Cumulative Loss Event will have
                                       occurred if cumulative net losses (as a
                                       percentage of the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       Cut-off Date) exceed the applicable
                                       percentages below during the related
                                       period of time:

                                          Distribution Dates      Percentages
                                          ------------------      -----------
                                                37-48               [2.50]%
                                                49-60               [2.90]%
                                                61-72               [3.40]%
                                                73-84               [3.80]%
                                           85 and thereafter        [4.00]%

Delinquency Event:                     The three-month rolling average of the
                                       percentage of Mortgage Loans 60+ days
                                       delinquent exceeds [40]% of the
                                       percentage equal to the credit
                                       enhancement provided to the Senior
                                       Certificates.

Stepdown Date:                         The later to occur of:
                                       (i)  the earlier to occur of:
                                            (a) the Distribution Date occurring
                                                in April 2005; and
                                            (b) the Distribution Date on which
                                                the aggregate principal balance
                                                of the Senior Certificates is
                                                reduced to zero; and
                                       (ii) the first Distribution Date on which
                                            the credit enhancement provided to
                                            the Senior Certificates is at least
                                            equal to [36.00]%.

Subordination
Increase Amount:                       As to any Distribution Date, the lesser
                                       of the Subordination Deficiency and
                                       Excess Interest.

Subordination
Deficiency:                            As to any Distribution Date,
                                       the excess, if any, of the Required
                                       Overcollateralization Amount over the
                                       Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination
                                       Increase Amount).

Excess OC Amount:                      As to any Distribution Date, the lesser
                                       of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization
                                       Amount over the Required
                                       Overcollateralization Amount (assuming
                                       100% of the principal payments received
                                       on the Mortgage Loans is distributed to
                                       the Certificates).

Priority of Distributions:             Available funds will be distributed in
                                       the following order of priority, in each case, to the extent of funds remaining:

                                       1.  To the Custodian and Trustee, the
                                           related fees and to the Insurer, the
                                           premium payable on the Senior
                                           Certificates;
                                       2.  To the Senior Certificates, the
                                           related interest due, plus any
                                           related interest carryover shortfall;
                                       3.  Sequentially, to the Class M-1, Class
                                           M-2 and Class B Certificates, the
                                           related interest due;
                                       4.  Class A Principal Distribution
                                           Amount is distributed as follows:
                                           (A) Amounts constituting principal
                                               funds attributable to the Group I
                                               Mortgage Loans to be distributed
                                               as follows: first, to the Class
                                               AF-1 Certificates, until the
                                               certificate

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                               principal balance has been
                                               reduced to zero, second, to the
                                               Class AF-2 Certificates, until
                                               the certificate principal balance
                                               has been reduced to zero.
                                           (B) Amounts constituting principal
                                               funds attributable to the Group
                                               II Mortgage Loans to be
                                               distributed as follows: to the
                                               Class AV-1 Certificates, until
                                               the certificate principal balance
                                               has been reduced to zero.
                                           (C) If the certificate principal
                                               balance of either group of
                                               mortgage loans is reduced to
                                               zero, any remaining amount of
                                               principal distributions for such
                                               group will be distributed to the
                                               Senior Certificates related to
                                               the other group of mortgage loan,
                                               after taking into account
                                               distributions pursuant to clause
                                               (A) or (B), respectively, above,
                                               until the certificate principal
                                               balance of the Senior
                                               Certificates have been reduced to
                                               zero.
                                       5.  To the Insurer, any reimbursement
                                           amounts due for prior draws on the
                                           Policy;
                                       6.  Sequentially, to the Class M-1, Class
                                           M-2 and Class B Certificates, the
                                           related principal distribution amount
                                           due, excluding any Subordination
                                           Increase Amounts;
                                       7.  To the Certificates, the related
                                           Subordination Increase Amount,
                                           distributed as in priorities 4 and 6
                                           above;
                                       8.  Sequentially, to the Class M-1, Class
                                           M-2 and Class B Certificates, any
                                           interest and principal shortfalls;
                                       9.  Sequentially, to the Class A, Class
                                           M-1, Class M-2 and Class B
                                           Certificates, the related Net WAC
                                           Rate Cap Carryover Amount;
                                       10. To the Trustee, reimbursement for any
                                           expenses incurred as a result of a
                                           servicing transfer related to the
                                           resignation or termination of the
                                           Servicer;
                                       11. To the residual certificates, any
                                           remaining amounts.

Principal Distribution
Amount: As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal
Distribution Amount:                   As to any Distribution Date prior to the
                                       Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i)
                                       100% of the Principal Distribution Amount and (ii) the aggregate principal balance of the Class A Certificates.

                                       As to any other Distribution Date, an
                                       amount equal to the excess, if any, of
                                       (i) the aggregate principal balance of
                                       the Class A Certificates prior to such
                                       Distribution Date over (ii) the lesser of
                                       (a) [68.00]% of the balance of the
                                       Mortgage Loans as of the end of the
                                       related due period less the Subordination
                                       Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Group I Principal
Distribution Amount:                   The product of the Senior Principal
                                       Distribution Amount and the related
                                       Principal Allocation Percentage.

Group II Principal
Distribution Amount:                   The product of the Senior Principal
                                       Distribution Amount and the related
                                       Principal Allocation Percentage.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

Principal Allocation
Percentage:                            For the Group I and Group II Mortgage
                                       Loans, respectively, a fraction, which
                                       equals: (x) the total amount of principal received or advanced with respect to the related group of Mortgage Loans, divided by (y) the total amount of principal received or advanced with respect to all Mortgage Loans.

Class M-1 Principal
Distribution Amount:                   As to any Distribution Date on or after
                                       the Stepdown Date, (x) 100% of the
                                       Principal Distribution Amount if the
                                       aggregate class principal balance of the Class A Certificates has reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in he excess
                                       (a) the sum of:
                                           (i)   the aggregate class principal
                                                 balance of the Class A
                                                 Certificates, after taking into
                                                 account distributions of the
                                                 Senior Principal Distribution
                                                 Amount for the applicable
                                                 Distribution Date, and
                                           (ii)  the class principal balance of
                                                 the Class M-1 Certificates
                                                 immediately prior to the
                                                 applicable Distribution Date;
                                                 over
                                       (b) the lesser of:
                                           (i)   [82.00]% of the balance of the
                                                 Mortgage Loans as of the last
                                                 day of the related due period
                                                 less the Subordination Required
                                                 Overcollateralization Amount
                                                 for that Distribution Date, and
                                           (ii)  the balance of the Mortgage
                                                 Loans as of the last day of the
                                                 related due period, minus the
                                                 OC Floor.

Class M-2 Principal
Distribution Amount:                   As to any Distribution Date on or after
                                       the Stepdown Date, (x) 100% of the
                                       Principal Distribution Amount if the
                                       aggregate balance of the Class A
                                       Certificates and Class M-1 Certificates
                                       has been reduced to zero and a
                                       Delinquency Event exists, or (y) if a
                                       Delinquency Event is not in effect, the
                                       excess of:
                                       (a) the sum of:
                                           (i)   the aggregate class principal
                                                 balance of the Class A
                                                 Certificates, after taking into
                                                 account distributions of the
                                                 Senior Principal Distribution
                                                 Amount for the applicable
                                                 Distribution Date,
                                           (ii)  the class principal balance of
                                                 the Class M-1 Certificates,
                                                 after taking into account
                                                 distributions of the Class M-1
                                                 Principal Distribution Amount
                                                 for the applicable Distribution
                                                 Date, and
                                           (iii) the class principal balance of
                                                 the Class M-2 Certificates
                                                 immediately prior to the
                                                 applicable Distribution Date;
                                                 over
                                       (b) the lesser of:
                                           (i)   [92.00]% of the balance of the
                                                 Mortgage Loans as of the last
                                                 day of the related due period
                                                 less the Subordination Required
                                                 Overcollateralization Amount
                                                 for that Distribution Date, and
                                           (ii)  the balance of the Mortgage
                                                 Loans as of the last day of the
                                                 related due period minus the OC
                                                 Floor.

Class B Principal
Distribution Amount:                   As to any Distribution Date on or after
                                       the Stepdown Date, (x) 100% of the
                                       Principal Distribution Amount if the
                                       aggregate class principal balance of the Class A, Class M-1 and Class M-2
                                       Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                                       (a) the sum of:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                           (i)   the aggregate class principal
                                                 balance of the Class A
                                                 Certificates, after taking into
                                                 account distributions of the
                                                 Senior Principal Distribution
                                                 Amount for the applicable
                                                 Distribution Date,
                                           (ii)  the class principal balance of
                                                 the Class M-1 Certificates,
                                                 after taking into account
                                                 distributions of the Class M-1
                                                 Principal Distribution Amount
                                                 for the applicable Distribution
                                                 Date,
                                           (iii) the class principal balance of
                                                 the Class M-2 Certificates,
                                                 after taking into account
                                                 distributions of the Class M-2
                                                 Principal Distribution Amount
                                                 for the applicable Distribution
                                                 Date, and
                                           (iv)  the class principal balance of
                                                 the Class B Certificates
                                                 immediately prior to the
                                                 applicable Distribution Date;
                                                 over
                                       (b) the lesser of:
                                           (i)   [100.00]% of the balance of the
                                                 Mortgage Loans as of the last
                                                 day of the related due period
                                                 less the Subordination Required
                                                 Overcollateralization Amount
                                                 for that Distribution Date, and
                                           (ii)  the balance of the Mortgage
                                                 Loans as of the last day of the
                                                 related due period minus the OC
                                                 Floor.

Allocation of Losses:                  Losses not covered by the available
                                       credit enhancement will be allocated in
                                       the reverse order of payment priority
                                       (first to the Class B, then the Class M-2 and then the Class M-1 Certificates).

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                          Weighted Average Life Tables


Class AF-1 To Call
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC      150% PPC      175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC      150% PPC      175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        7.21         1.55          1.06         0.83          0.72          0.65         0.59
 MDUR (yr)                       6.53         1.50          1.03         0.82          0.70          0.64         0.58
 First Prin Pay                04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
 Last Prin Pay                 09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03


Class AF-1 To Maturity
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC      150% PPC      175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC      150% PPC      175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        7.21         1.55          1.06         0.83          0.72          0.65         0.59
 MDUR (yr)                       6.53         1.50          1.03         0.82          0.70          0.64         0.58
 First Prin Pay                04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
 Last Prin Pay                 09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03


Class AF-2 To Call
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        21.43        8.66          5.53         3.97          3.13          2.60         2.08
 MDUR (yr)                       11.83        6.32          4.45         3.37          2.74          2.31         1.89
 First Prin Pay                09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06


Class AF-2 To Maturity
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        21.46        9.47          6.13         4.38          3.51          2.91         2.31
 MDUR (yr)                       11.83        6.60          4.73         3.60          2.98          2.53         2.06
 First Prin Pay                09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03
 Last Prin Pay                 08/25/31     03/25/30      09/25/24     12/25/18      07/25/15      06/25/13     11/25/11


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                          Weighted Average Life Tables


Class AV-1 To Call
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        20.49        4.65          3.49         2.85          1.97          1.68         1.52
 MDUR (yr)                       15.84        4.26          3.26         2.69          1.89          1.62         1.48
 First Prin Pay                04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      09/25/06     12/25/04


Class AV-1 To Maturity
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        20.61        4.65          3.51         2.93          1.97          1.68         1.52
 MDUR (yr)                       15.91        4.26          3.28         2.76          1.89          1.62         1.48
 First Prin Pay                04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
 Last Prin Pay                 01/25/32     02/25/18      04/25/15     08/25/16      02/25/08      09/25/06     12/25/04


Class M-1 To Call
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        26.06        10.71         7.05         5.21          4.31          4.15         4.16
 MDUR (yr)                       17.99        8.94          6.22         4.74          3.98          3.85         3.86
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      07/25/05      09/25/05     01/25/06
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06


Class M-1 To Maturity
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        26.18        11.63         7.73         5.71          4.72          4.48         4.67
 MDUR (yr)                       18.05        9.48          6.69         5.12          4.31          4.13         4.30
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      07/25/05      09/25/05     01/25/06
 Last Prin Pay                 11/25/31     12/25/27      11/25/20     11/25/15      12/25/12      04/25/11     01/25/10


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                          Weighted Average Life Tables

Class M-2 To Call
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        26.06        10.71         7.05         5.20          4.20          3.87         3.72
 MDUR (yr)                       16.95        8.68          6.09         4.65          3.84          3.56         3.44
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      05/25/05      06/25/05     07/25/05
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06


Class M-2 To Maturity
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        26.18        11.52         7.63         5.63          4.55          4.15         3.97
 MDUR (yr)                       17.00        9.12          6.47         4.96          4.11          3.79         3.65
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      05/25/05      06/25/05     07/25/05
 Last Prin Pay                 10/25/31     02/25/26      11/25/18     05/25/14      09/25/11      04/25/10     02/25/09


Class B To Call
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        26.06        10.69         7.04         5.19          4.15          3.76         3.51
 MDUR (yr)                       14.70        8.06          5.77         4.46          3.67          3.36         3.16
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      04/25/05      04/25/05     05/25/05
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06


Class B To Maturity
 FRM Prepay Speed              0% PPC      50% PPC       85% PPC       120% PPC     150% PPC       175% PPC       200% PPC
 ARM Prepay Speed              0% PPC      50% PPC       75% PPC       100% PPC     150% PPC       175% PPC       200% PPC
---------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                        26.12        11.10         7.31         5.39          4.31          3.88         3.63
 MDUR (yr)                       14.72        8.25          5.94         4.60          3.79          3.46         3.26
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      04/25/05      04/25/05     05/25/05
 Last Prin Pay                 07/25/31     03/25/23      05/25/16     07/25/12      03/25/10      12/25/08     01/25/08


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         Effective Net WAC Rate Schedule

                   Net             Net                                        Net                                        Net
                Available       Available                                  Available                                  Available
                Funds Cap       Funds Cap              Net Available       Funds Cap               Net Available       Funds Cap
   Period          (1)             (2)       Period     Funds Cap (1)         (2)        Period     Funds Cap (1)         (2)
-----------------------------------------------------------------------------------------------------------------------------------
      1         9.94040%        9.94040%        32        9.00127%         9.01197%        63         9.02633%         10.59036%
      2         9.27779%        9.27779%        33        9.30309%         9.31405%        64         9.32786%         10.92980%
      3         8.97860%        8.97860%        34        9.00474%         9.03908%        65         9.02760%         10.56419%
      4         9.27799%        9.27799%        35        9.00653%         9.29202%        66         9.02824%         10.55126%
      5         8.97881%        8.97881%        36        9.97353%         10.29337%       67         9.32984%         10.88972%
      6         8.97893%        8.97893%        37        9.01480%         9.85789%        68         9.02953%         10.52572%
      7         9.27837%        9.27837%        38        9.31382%         10.17761%       69         9.33118%         10.86355%
      8         8.97922%        8.97922%        39        9.01201%         9.84080%        70         9.03083%         10.50061%
      9         9.27870%        9.27870%        40        9.31300%         10.17077%       71         9.03149%         10.48821%
     10         8.97957%        8.97957%        41        9.01315%         9.91602%        72         9.65506%         11.19840%
     11         8.97977%        8.97977%        42        9.01372%         9.91068%        73         9.03282%         10.46373%
     12         9.94227%        9.94227%        43        9.31477%         10.41788%       74         9.33460%         10.80004%
     13         8.98057%        8.98057%        44        9.01487%         10.07323%       75         9.03416%         10.43968%
     14         9.28044%        9.28044%        45        9.31596%         10.40019%       76         9.33600%         10.77540%
     15         8.98163%        8.98163%        46        9.01603%         10.06419%       77         9.03552%         10.41604%
     16         9.28164%        9.28164%        47        9.01661%         10.13157%       78         9.03621%         10.40438%
     17         8.98290%        8.98290%        48        9.98333%         11.20899%       79         9.33813%         10.73925%
     18         8.98362%        8.98362%        49        9.01779%         10.28448%       80         9.03759%         10.38138%
     19         9.28389%        9.28389%        50        9.31899%         10.61657%       81         9.33957%         10.71570%
     20         8.98526%        8.98526%        51        9.01897%         10.26379%       82         9.03900%         10.35879%
     21         9.28571%        9.28571%        52        9.32022%         10.60198%       83         9.03970%         10.34766%
     22         8.98715%        8.99155%        53        9.02017%         10.32143%       84         10.00903%        11.44413%
     23         8.98820%        8.99386%        54        9.02077%         10.31234%       85         9.04114%         10.32570%
     24         9.60927%        9.61529%        55        9.32209%         10.81017%       86         9.34326%         10.65871%
     25         8.99080%        8.99919%        56        9.02198%         10.44950%       87         9.04259%         10.30416%
     26         9.29180%        9.30042%        57        9.32335%         10.78555%       88         9.34477%         10.63667%
     27         8.99341%        9.00170%        58        9.02321%         10.43194%       89         9.04406%         10.28304%
     28         9.29467%        9.30462%        59        9.02383%         10.48819%       90         9.04481%         10.27263%
     29         8.99635%        9.00631%        60        9.99135%         11.60012%       91         9.34708%         10.60441%
     30         8.99793%        9.00781%        61        9.02507%         10.61696%       92         9.04631%         10.25213%
     31         9.29957%        9.31072%        62        9.32655%         10.95706%


(1) Assumes that 6 Month LIBOR stays at 2.03% and is run at the Pricing Prepayment Speed to call.
(2) Assumes that 6 Month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and is run at the Pricing Prepayment Speed to call.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              Total Mortgage Loans
                     As of the Statistical Calculation Date


TOTAL CURRENT BALANCE:                        $133,254,433
NUMBER OF LOANS:                                     1,394

AVG CURRENT BALANCE:                               $95,591                   Minimum                    Maximum
                                                                             $17,084                   $431,057
WAVG GROSS COUPON:                                  10.046   %                 6.640   %                 14.390   %
WAVG GROSS MARGIN:                                   7.623   %                 4.490   %                 12.240   %
WAVG PERIOD RATE CAP:                                1.000   %                 1.000   %                  1.000   %
WAVG MIN INTEREST RATE:                              9.949   %                 6.640   %                 14.240   %
WAVG MAX INTEREST RATE:                             16.949   %                13.640   %                 21.240   %

WAVG NEXT ADJUSTMENT DATE:                              35   months               21   months                38   months

WAVG CLTV:                                           75.02   %                 18.33   %                  95.00   %
WAVG CREDIT SCORE:                                     600                       458                        797

WAVG ORIGINAL TERM:                                    329   months               60   months               360   months
WAVG REMAINING TERM:                                   328   months               59   months               360   months
WAVG SEASONING:                                          1   months                0   months                11   months

PREPAYMENT CONC ($):                        80.99 % Prepayment Penalty, 19.01 % No Prepayment Penalty
WAVG PREPAY PENALTY TERM:                               33 months                  0 months                  60   months

TOP STATE CONC ($):                         22.94 % New York, 11.39 % Ohio, 10.11 % New Jersey
MAXIMUM ZIP CODE CONC ($):                    0.81 % 11238

FIRST PAY DATE:                                                         Mar 01, 2001              Apr 01, 2002
NEXT RATE ADJ DATE:                                                     Oct 25, 2003              Mar 01, 2005
MATURE DATE:                                                            Dec 10, 2006              Mar 01, 2032


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 DELINQUENCY:                                             Mortgage Loans             Stat Calc Date           Stat Calc Date
 ------------                                             --------------            -----------------        -----------------
Current                                                           1,388               132,639,048.83                99.54
30-59 Days Delinquent                                                 6                   615,384.19                 0.46
                                                                  -----            -----------------               ------
Total                                                             1,394               133,254,433.02                100.00
                                                                  =====            =================               ======



                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 CURRENT BALANCE ($):                                     Mortgage Loans             Stat Calc Date           Stat Calc Date
 --------------------                                     --------------            -----------------        -----------------
      17,084 - 50,000                                              386                13,980,361.82                    10.49
      50,001 - 100,000                                             501                36,244,057.29                    27.20
     100,001 - 150,000                                             258                31,127,116.40                    23.36
     150,001 - 200,000                                             145                24,853,106.05                    18.65
     200,001 - 250,000                                              61                13,490,307.67                    10.12
     250,001 - 300,000                                              20                 5,489,795.69                     4.12
     300,001 - 350,000                                              13                 4,181,288.47                     3.14
     350,001 - 400,000                                               7                 2,603,342.52                     1.95
     400,001 - 431,057                                               3                 1,285,057.11                     0.96
                                                                 -----              ---------------                  -------
 Total                                                           1,394               133,254,433.02                   100.00
                                                                 =====              ===============                  =======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 GROSS COUPON (%)                                          Mortgage Loans             Stat Calc Date           Stat Calc Date
 ----------------                                          --------------            -----------------        -----------------
  6.640 - 7.000                                                  15                       1,593,910.01                  1.20
  7.001 - 7.500                                                  22                       2,855,274.68                  2.14
  7.501 - 8.000                                                  49                       6,723,833.00                  5.05
  8.001 - 8.500                                                  55                       6,438,602.10                  4.83
  8.501 - 9.000                                                 123                      16,004,519.74                 12.01
  9.001 - 9.500                                                 113                      12,780,981.34                  9.59
  9.501 -10.000                                                 234                      24,255,140.02                 18.20
 10.001 -10.500                                                 149                      13,017,449.08                  9.77
 10.501 -11.000                                                 222                      20,557,102.17                 15.43
 11.001 -11.500                                                 126                       9,648,679.40                  7.24
 11.501 -12.000                                                 120                       9,737,030.98                  7.31
 12.001 -12.500                                                  57                       3,850,843.85                  2.89
 12.501 -13.000                                                  53                       3,519,030.47                  2.64
 13.001 -13.500                                                  22                         839,388.45                  0.63
 13.501 -14.000                                                  26                       1,167,635.38                  0.88
 14.001 -14.390                                                   8                         265,012.35                  0.20
                                                              -----                     --------------                ------
Total                                                         1,394                     133,254,433.02                100.00
                                                              =====                     ==============                ======



                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 GROSS MARGIN (%) (ARMs Only):                            Mortgage Loans             Stat Calc Date           Stat Calc Date
 -----------------------------                            --------------            -----------------        -----------------
  4.490 - 4.500                                                    2                        370,456.84                    0.91
  4.501 - 5.000                                                    2                        196,087.65                    0.48
  5.001 - 5.500                                                   11                      1,460,196.94                    3.60
  5.501 - 6.000                                                   16                      1,706,386.56                    4.21
  6.001 - 6.500                                                   31                      2,858,875.93                    7.06
  6.501 - 7.000                                                   54                      6,280,485.07                   15.50
  7.001 - 7.500                                                   59                      6,721,474.97                   16.59
  7.501 - 8.000                                                   80                      7,897,664.05                   19.50
  8.001 - 8.500                                                   44                      4,017,256.78                    9.92
  8.501 - 9.000                                                   43                      3,574,612.72                    8.82
  9.001 - 9.500                                                   27                      2,112,360.00                    5.21
  9.501 -10.000                                                   16                      1,577,590.68                    3.89
 10.001 -10.500                                                   14                        710,525.14                    1.75
 10.501 -11.000                                                    6                        413,205.32                    1.02
 11.001 -11.500                                                   10                        349,533.39                    0.86
 11.501 -12.000                                                    5                        231,359.93                    0.57
 12.001 -12.240                                                    1                         32,400.00                    0.08
                                                                 ---                  ----------------                  ------
Total                                                            421                     40,510,471.97                  100.00
                                                                 ===                  ================                  ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 MIN INTEREST RATE (%) (ARMs Only):                       Mortgage Loans             Stat Calc Date           Stat Calc Date
 ----------------------------------                       --------------            -----------------        -----------------
       <= 10.000                                                 211                     24,627,477.69                   60.79
  10.001 -10.500                                                  52                      4,002,585.33                    9.88
  10.501 -11.000                                                  62                      6,095,125.67                   15.05
  11.001 -11.500                                                  33                      2,498,921.44                    6.17
  11.501 -12.000                                                  20                      1,184,131.87                    2.92
  12.001 -12.500                                                  10                        532,018.09                    1.31
  12.501 -13.000                                                  18                        912,768.84                    2.25
  13.001 -13.500                                                   4                        203,101.97                    0.50
  13.501 -14.000                                                   8                        362,152.37                    0.89
  14.001 -14.240                                                   3                         92,188.70                    0.23
                                                                 ---                  ----------------                  ------
Total                                                            421                     40,510,471.97                  100.00
                                                                 ===                  ================                  ======




                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 MAX INTEREST RATE (%) (ARMs Only):                       Mortgage Loans             Stat Calc Date           Stat Calc Date
 ----------------------------------                       --------------            -----------------        -----------------
     <= 17.000                                                   211                     24,627,477.69                   60.79
17.001 -17.500                                                    52                      4,002,585.33                    9.88
17.501 -18.000                                                    62                      6,095,125.67                   15.05
18.001 -18.500                                                    33                      2,498,921.44                    6.17
18.501 -19.000                                                    20                      1,184,131.87                    2.92
19.001 -19.500                                                    10                        532,018.09                    1.31
19.501 -20.000                                                    18                        912,768.84                    2.25
20.001 -20.500                                                     4                        203,101.97                    0.50
20.501 -21.000                                                     8                        362,152.37                    0.89
21.001 -21.240                                                     3                         92,188.70                    0.23
                                                                 ---                  ----------------                  ------
Total                                                            421                     40,510,471.97                  100.00
                                                                 ===                  ================                  ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 NEXT ADJUSTMENT DATE (ARMs Only):                        Mortgage Loans             Stat Calc Date           Stat Calc Date
 ---------------------------------                        --------------            -----------------        -----------------
October 2003                                                       1                        106,013.47                    0.26
November 2003                                                      2                        153,067.81                    0.38
January 2004                                                       1                        133,000.00                    0.33
Febuary 2004                                                       1                        144,173.44                    0.36
October 2004                                                      48                      4,534,564.32                   11.19
November 2004                                                    104                      8,819,676.46                   21.77
December 2004                                                    124                     12,162,023.07                   30.02
January 2005                                                      72                      7,572,818.40                   18.69
Febuary 2005                                                      50                      5,502,585.00                   13.58
March 2005                                                        18                      1,382,550.00                    3.41
                                                                 ---                  ----------------                  ------
Total                                                            421                     40,510,471.97                  100.00
                                                                 ===                  ================                  ======




                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 ORIGINAL TERM (MONTHS):                                  Mortgage Loans             Stat Calc Date           Stat Calc Date
 -----------------------                                  --------------            -----------------        -----------------
 60 - 90                                                        9                          625,000.03                     0.47
 91 -150                                                       56                        3,419,774.73                     2.57
151 -210                                                      161                       12,606,706.34                     9.46
211 -270                                                       60                        4,738,187.25                     3.56
271 -330                                                       35                        4,029,484.82                     3.02
331 -360                                                    1,073                      107,835,279.85                    80.92
                                                            -----                   -----------------                   ------
Total                                                       1,394                      133,254,433.02                   100.00
                                                            =====                   =================                   ======




                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 REMAINING TERM (MONTHS):                                 Mortgage Loans             Stat Calc Date           Stat Calc Date
 ------------------------                                 --------------            -----------------        -----------------
 59 - 60                                                        1                           27,133.38                     0.02
 61 -120                                                       49                        3,055,939.77                     2.29
121 -180                                                      171                       13,173,657.95                     9.89
181 -240                                                       59                        4,470,856.17                     3.36
241 -300                                                       34                        4,122,544.13                     3.09
301 -360                                                    1,080                      108,404,301.62                    81.35
                                                            -----                   -----------------                   ------
Total                                                       1,394                      133,254,433.02                   100.00
                                                            =====                   =================                   ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 SEASONING (MONTHS):                                      Mortgage Loans             Stat Calc Date           Stat Calc Date
 -------------------                                      --------------            -----------------        -----------------
         0                                                          517               54,537,647.06                     40.93
    1 -  6                                                          876               78,572,612.52                     58.96
    7 - 11                                                            1                  144,173.44                      0.11
                                                                    ---              --------------                    ------
 Total                                                            1,394              133,254,433.02                    100.00
                                                                  =====              ==============                    ======


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 CLTV (%):                                                Mortgage Loans             Stat Calc Date           Stat Calc Date
 ---------                                                --------------            -----------------        -----------------
 18.33 - 20.00                                                    1                          54,980.35                    0.04
 20.01 - 25.00                                                   10                         480,701.21                    0.36
 25.01 - 30.00                                                    6                         339,726.83                    0.25
 30.01 - 35.00                                                   11                         569,826.73                    0.43
 35.01 - 40.00                                                   24                       1,357,095.20                    1.02
 40.01 - 45.00                                                   25                       1,498,223.44                    1.12
 45.01 - 50.00                                                   49                       3,521,848.14                    2.64
 50.01 - 55.00                                                   29                       2,387,374.11                    1.79
 55.01 - 60.00                                                   88                       6,193,380.73                    4.65
 60.01 - 65.00                                                  120                      10,510,121.67                    7.89
 65.01 - 70.00                                                  160                      15,238,279.67                   11.44
 70.01 - 75.00                                                  206                      20,169,949.83                   15.14
 75.01 - 80.00                                                  294                      29,524,820.56                   22.16
 80.01 - 85.00                                                  178                      20,073,487.74                   15.06
 85.01 - 90.00                                                  188                      20,345,916.81                   15.27
 90.01 - 95.00                                                    5                         988,700.00                    0.74
                                                              -----                  -----------------                  ------
Total                                                         1,394                     133,254,433.02                  100.00
                                                              =====                  =================                  ======



                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 CREDIT SCORE:                                            Mortgage Loans             Stat Calc Date           Stat Calc Date
 -------------                                            --------------            -----------------        -----------------
N/A                                                             9                          363,668.93                     0.27
458 -500                                                       35                        2,730,560.67                     2.05
501 -550                                                      362                       29,868,198.31                    22.41
551 -600                                                      410                       40,479,734.11                    30.38
601 -650                                                      320                       32,402,302.43                    24.32
651 -700                                                      159                       16,723,164.78                    12.55
701 -750                                                       69                        7,548,861.19                     5.66
751 -797                                                       30                        3,137,942.60                     2.35
                                                            -----                   -----------------                   ------
Total                                                       1,394                      133,254,433.02                   100.00
                                                            =====                   =================                   ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 PREPAY PENALTY TERM (MONTHS):                            Mortgage Loans             Stat Calc Date           Stat Calc Date
 -----------------------------                            --------------            -----------------        -----------------
           0                                                  289                       25,325,200.52                    19.01
          12                                                  166                       26,348,321.14                    19.77
          24                                                    3                          236,884.58                     0.18
          30                                                    2                          347,700.00                     0.26
          36                                                  773                       68,558,830.51                    51.45
          42                                                   11                        1,181,165.26                     0.89
          60                                                  150                       11,256,331.01                     8.45
                                                            -----                   -----------------                   ------
       Total                                                1,394                      133,254,433.02                   100.00
                                                            =====                   =================                   ======


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 LIEN:                                                    Mortgage Loans             Stat Calc Date           Stat Calc Date
 -----                                                    --------------            -----------------        -----------------
First Lien                                                    1,320                     129,389,265.58                   97.10
Second Lien                                                      74                       3,865,167.44                    2.90
                                                              -----                  -----------------                  ------
Total                                                         1,394                     133,254,433.02                  100.00
                                                              =====                  =================                  ======



                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 OCCUPANCY:                                               Mortgage Loans             Stat Calc Date           Stat Calc Date
 ----------                                               --------------            -----------------        -----------------
Primary                                                       1,210                     118,099,198.64                   88.63
Non-owner                                                       184                      15,155,234.38                   11.37
                                                              -----                  -----------------                  ------
Total                                                         1,394                     133,254,433.02                  100.00
                                                              =====                  =================                  ======



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 PROPERTY TYPE:                                           Mortgage Loans             Stat Calc Date           Stat Calc Date
 --------------                                           --------------            -----------------        -----------------
Single Family                                                   1,095                    100,705,506.23                  75.57
Two-Four Family                                                   165                     19,715,929.34                  14.80
Condominium                                                        56                      4,859,448.72                   3.65
Five-Eight Family                                                  29                      3,353,934.77                   2.52
Multi-Use                                                          24                      3,235,382.72                   2.43
Manufactured Housing                                               25                      1,384,231.24                   1.04
                                                                -----                 -----------------                 ------
Total                                                           1,394                    133,254,433.02                 100.00
                                                                =====                 =================                 ======



                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 DOCUMENTATION:                                           Mortgage Loans             Stat Calc Date           Stat Calc Date
 --------------                                           --------------            -----------------        -----------------
Full                                                          1,054                      97,633,830.01                   73.27
No Income                                                       176                      19,518,767.31                   14.65
Limited                                                          97                       9,299,087.29                    6.98
Stated Income                                                    67                       6,802,748.41                    5.11
                                                              -----                  -----------------                  ------
Total                                                         1,394                     133,254,433.02                  100.00
                                                              =====                  =================                  ======



                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 GRADE:                                                   Mortgage Loans             Stat Calc Date           Stat Calc Date
 ------                                                   --------------            -----------------        -----------------
A                                                           1,041                      106,527,215.96                    79.94
C                                                             153                       11,680,508.96                     8.77
B                                                             137                       10,834,963.77                     8.13
D                                                              63                        4,211,744.33                     3.16
                                                            -----                   -----------------                   ------
Total                                                       1,394                      133,254,433.02                   100.00
                                                            =====                   =================                   ======




                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 AMORTIZATION:                                            Mortgage Loans             Stat Calc Date           Stat Calc Date
 -------------                                            --------------            -----------------        -----------------
Fully Amortizing                                              1,394                     133,254,433.02                  100.00
                                                              -----                  -----------------                  ------
Total                                                         1,394                     133,254,433.02                  100.00
                                                              =====                  =================                  ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
 STATE:                                                   Mortgage Loans             Stat Calc Date           Stat Calc Date
 ------                                                   --------------            -----------------        -----------------
Arizona                                                             2                        102,613.28                   0.08
Arkansas                                                            6                        412,824.64                   0.31
California                                                          3                        649,726.67                   0.49
Colorado                                                            1                        193,427.63                   0.15
Connecticut                                                        48                      4,759,790.52                   3.57
Delaware                                                           15                      1,779,315.09                   1.34
District of Columbia                                                7                        825,878.96                   0.62
Florida                                                            34                      2,850,984.54                   2.14
Georgia                                                            48                      4,094,597.52                   3.07
Illinois                                                          118                     13,187,966.91                   9.90
Indiana                                                            23                      2,169,026.16                   1.63
Kansas                                                              2                         59,087.25                   0.04
Kentucky                                                            9                        614,425.98                   0.46
Louisiana                                                          20                      1,217,859.01                   0.91
Maine                                                               4                        185,250.00                   0.14
Maryland                                                           47                      4,060,052.91                   3.05
Massachusetts                                                      34                      3,884,434.04                   2.92
Michigan                                                           57                      4,040,543.80                   3.03
Minnesota                                                          13                      1,408,204.85                   1.06
Mississippi                                                         9                        399,565.95                   0.30
Missouri                                                           52                      3,267,226.79                   2.45
New Hampshire                                                       2                        165,000.00                   0.12
New Jersey                                                        110                     13,468,712.53                  10.11
New York                                                          197                     30,567,520.66                  22.94
North Carolina                                                     55                      4,340,181.83                   3.26
Ohio                                                              206                     15,178,473.19                  11.39
Oklahoma                                                            4                        262,412.97                   0.20
Oregon                                                              1                        342,810.97                   0.26
Pennsylvania                                                      180                     11,679,588.77                   8.76
Rhode Island                                                       16                      1,787,873.24                   1.34
South Carolina                                                     16                      1,212,077.73                   0.91
Tennessee                                                          21                      1,584,260.20                   1.19
Virginia                                                           27                      2,169,983.21                   1.63
West Virginia                                                       6                        254,535.22                   0.19
Wisconsin                                                           1                         78,200.00                   0.06
                                                                -----                 -----------------                 ------
Total                                                           1,394                    133,254,433.02                 100.00
                                                                =====                 =================                 ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                            Fixed-Rate Mortgage Loans
                     As of the Statistical Calculation Date


TOTAL CURRENT BALANCE:                             $92,743,961
NUMBER OF LOANS:                                           973

                                                                                  Minimum                    Maximum
AVG CURRENT BALANCE:                                   $95,318                    $17,084                   $431,057

WAVG GROSS COUPON:                                      10.088%                     6.690%                    14.390%

WAVG COMB LTV:                                           74.15%                     18.33%                     95.00%

WAVG CREDIT SCORE:                                         610                        463                        797

WAVG ORIGINAL TERM:                                        316 months                  60 months                 360 months
WAVG REMAINING TERM:                                       315 months                  59 months                 360 months
WAVG SEASONING:                                              1 months                   0 months                   5 months

PREPAYMENT CONC ($):                             73.50% Prepayment Penalty, 26.50% No Prepayment Penalty
WAVG PREPAY TERM:                                           31 months                   0 months                  60 months

TOP STATE CONC ($):                              32.56% New York, 9.24% New Jersey, 9.19% Illinois
MAXIMUM ZIP CODE CONC ($):                       1.17% 11238

FIRST PAY DATE:                                               Sep 03, 2001           Apr 1, 2002
MATURE DATE:                                                  Dec 10, 2006           Mar 1, 2032



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
DELINQUENCY:                                              Mortgage Loans             Stat Calc Date           Stat Calc Date
---------------------                                     --------------            -----------------        -----------------
 Current                                                          971                    92,520,034.79                  99.76
 30-59 Days Delinquent                                              2                       223,926.26                   0.24
                                                                  ---                 ----------------                 ------
Total                                                             973                    92,743,961.05                 100.00
                                                                  ===                 ================                 ======




                                                                                                              % of Aggregate
                                                                                    Principal Balance        Principal Balance
                                                             Number of              Outstanding as of        Outstanding as of
CURRENT BALANCE ($):                                      Mortgage Loans             Stat Calc Date           Stat Calc Date
--------------------                                      --------------            -----------------        -----------------
   17,084 -  50,000                                               292                 10,594,766.52                     11.42
   50,001 - 100,000                                               323                 23,121,797.10                     24.93
  100,001 - 150,000                                               179                 21,659,380.94                     23.35
  150,001 - 200,000                                               104                 17,933,505.78                     19.34
  200,001 - 250,000                                                46                 10,198,547.80                     11.00
  250,001 - 300,000                                                13                  3,551,139.52                      3.83
  300,001 - 350,000                                                 8                  2,605,423.76                      2.81
  350,001 - 400,000                                                 6                  2,218,342.52                      2.39
  400,001 - 431,057                                                 2                    861,057.11                      0.93
                                                                  ---                --------------                    ------
  Total                                                           973                92,743,961.05                     100.00
                                                                  ===                =============                     ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                       % of Aggregate
                                                                             Principal Balance        Principal Balance
                                                      Number of              Outstanding as of        Outstanding as of
 GROSS COUPON (%):                                  Mortgage Loans             Stat Calc Date           Stat Calc Date
 ----------------                                   --------------            -----------------        -----------------
   6.690 -  7.000                                             13                1,223,453.17                      1.32
   7.001 -  7.500                                             18                2,503,489.48                      2.70
   7.501 -  8.000                                             44                5,798,928.19                      6.25
   8.001 -  8.500                                             40                5,081,775.31                      5.48
   8.501 -  9.000                                             78                9,893,265.98                     10.67
   9.001 -  9.500                                             69                7,821,148.73                      8.43
   9.501 - 10.000                                            138               13,702,722.34                     14.77
  10.001 - 10.500                                             97                9,014,863.75                      9.72
  10.501 - 11.000                                            160               14,461,976.50                     15.59
  11.001 - 11.500                                             93                7,149,757.96                      7.71
  11.501 - 12.000                                            100                8,552,899.11                      9.22
  12.001 - 12.500                                             47                3,318,825.76                      3.58
  12.501 - 13.000                                             35                2,606,261.63                      2.81
  13.001 - 13.500                                             18                  636,286.48                      0.69
  13.501 - 14.000                                             18                  805,483.01                      0.87
  14.001 - 14.390                                              5                  172,823.65                      0.19
                                                             ---               -------------                     -----
  Total                                                      973               92,743,961.05                     100.00
                                                             ===               =============                     ======



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.



                                                                                                    % of Aggregate
                                                                        Principal Balance         Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 ORIGINAL TERM (MONTHS):                       Mortgage Loans             Stat Calc Date            Stat Calc Date
 -----------------------                       --------------           ----------------          -------------------
  60 -  90                                                9                 625,000.03                       0.67
  91 - 150                                               56               3,419,774.73                       3.69
 151 - 210                                              161              12,606,706.34                      13.59
 211 - 270                                               60               4,738,187.25                       5.11
 271 - 330                                               35               4,029,484.82                       4.34
 331 - 360                                              652              67,324,807.88                      72.59
                                                        ---              -------------                      -----
 Total                                                  973              92,743,961.05                     100.00
                                                        ===              =============                     ======



                                                                                                     % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 REMAINING TERM (MONTHS):                      Mortgage Loans             Stat Calc Date            Stat Calc Date
 ------------------------                      --------------           -----------------          ------------------
  59 -  60                                               1                      27,133.38                       0.03
  61 - 120                                              49                   3,055,939.77                       3.30
 121 - 180                                             171                  13,173,657.95                      14.20
 181 - 240                                              59                   4,470,856.17                       4.82
 241 - 300                                              34                   4,122,544.13                       4.45
 301 - 360                                             659                  67,893,829.65                      73.21
                                                       ---                  -------------                      -----
 Total                                                 973                  92,743,961.05                     100.00
                                                       ===                  =============                     ======



                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 SEASONING (MONTHS):                           Mortgage Loans             Stat Calc Date            Stat Calc Date
 -------------------                           --------------           ------------------         -------------------
        0                                                376              39,946,693.66                      43.07
    1 - 5                                                597              52,797,267.39                      56.93
                                                         ---              -------------                      -----
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 CLTV (%):                                     Mortgage Loans             Stat Calc Date            Stat Calc Date
 -------------------                           --------------           ------------------         -------------------
  18.33 - 20.00                                         1                    54,980.35                       0.06
  20.01 - 25.00                                         6                   282,821.04                       0.30
  25.01 - 30.00                                         4                   209,836.39                       0.23
  30.01 - 35.00                                         9                   429,975.74                       0.46
  35.01 - 40.00                                        18                 1,033,163.21                       1.11
  40.01 - 45.00                                        17                   981,401.43                       1.06
  45.01 - 50.00                                        36                 2,842,302.43                       3.06
  50.01 - 55.00                                        21                 1,932,573.95                       2.08
  55.01 - 60.00                                        66                 4,987,578.35                       5.38
  60.01 - 65.00                                        92                 8,159,194.34                       8.80
  65.01 - 70.00                                       117                11,236,366.48                      12.12
  70.01 - 75.00                                       158                15,285,150.34                      16.48
  75.01 - 80.00                                       192                18,400,718.96                      19.84
  80.01 - 85.00                                       111                13,145,636.49                      14.17
  85.01 - 90.00                                       121                13,094,061.55                      14.12
  90.01 - 95.00                                         4                   668,200.00                       0.72
                                                      ---                -------------                     ------
 Total                                                973                92,743,961.05                     100.00
                                                      ===                =============                     ======



                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 CREDIT SCORE:                                 Mortgage Loans             Stat Calc Date            Stat Calc Date
 -------------                                 --------------           ------------------         ------------------
 N/A                                                       5                 273,699.91                       0.30
 463 - 500                                                19               1,494,449.43                       1.61
 501 - 550                                               212              17,102,658.41                      18.44
 551 - 600                                               264              24,903,450.82                      26.85
 601 - 650                                               249              24,881,835.94                      26.83
 651 - 700                                               131              14,150,320.53                      15.26
 701 - 750                                                65               6,944,361.70                       7.49
 751 - 797                                                28               2,993,184.31                       3.23
                                                         ---              -------------                     ------
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 PREPAY TERM (MONTHS):                         Mortgage Loans             Stat Calc Date            Stat Calc Date
 ---------------------                         --------------           -----------------          -----------------
   0                                                     283              24,576,243.04                      26.50
  12                                                     162              25,715,121.14                      27.73
  24                                                       1                  34,985.29                       0.04
  30                                                       2                 347,700.00                       0.37
  36                                                     370              30,301,239.09                      32.67
  42                                                       8                 792,769.65                       0.85
  60                                                     147              10,975,902.84                      11.83
  --                                                     ---              -------------                      -----
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======



                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 LIEN:                                         Mortgage Loans             Stat Calc Date            Stat Calc Date
 -----                                         --------------           --------------             -----------------
 First Lien                                              899              88,878,793.61                      95.83
 Second Lien                                              74               3,865,167.44                       4.17
                                                         ---              -------------                     ------
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======


                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 OCCUPANCY:                                    Mortgage Loans             Stat Calc Date            Stat Calc Date
 ----------                                    --------------           ------------------         ------------------
 Primary                                                 828              80,475,930.27                      86.77
 Non-owner                                               145              12,268,030.78                      13.23
 ---------                                               ---              -------------                     ------
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======



                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 PROPERTY TYPE:                                Mortgage Loans             Stat Calc Date            Stat Calc Date
 --------------                                --------------           ------------------         ------------------
 Single Family                                           742              66,732,355.61                      71.95
 Two-Four Family                                         125              15,562,901.81                      16.78
 Five-Eight Family                                        29               3,353,934.77                       3.62
 Multi-Use                                                24               3,235,382.72                       3.49
 Condominium                                              30               2,621,388.54                       2.83
 Manufactured Housing                                     23               1,237,997.60                       1.33
                                                         ---              -------------                     ------
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 DOCUMENTATION:                                Mortgage Loans             Stat Calc Date            Stat Calc Date
 --------------                                --------------           ------------------         ------------------
 Full                                                    731              67,692,271.45                      72.99
 No Income                                               134              14,572,499.29                      15.71
 Limited                                                  67               6,484,391.76                       6.99
 Stated Income                                            41               3,994,798.55                       4.31
                                                         ---              -------------                     ------
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======



                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 GRADE:                                        Mortgage Loans             Stat Calc Date            Stat Calc Date
 ------                                        --------------           -----------------          -----------------
 A                                                       751              75,737,724.77                      81.66
 B                                                        88               7,153,040.39                       7.71
 C                                                        92               7,143,431.15                       7.70
 D                                                        42               2,709,764.74                       2.92
                                                         ---              -------------                     ------
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======



                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 AMORTIZATION:                                 Mortgage Loans             Stat Calc Date            Stat Calc Date
 -------------                                 --------------           ------------------         ------------------
Fully Amortizing                                         973              92,743,961.05                     100.00
                                                         ---              -------------                     ------
 Total                                                   973              92,743,961.05                     100.00
                                                         ===              =============                     ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                    % of Aggregate
                                                                        Principal Balance          Principal Balance
                                                  Number of             Outstanding as of          Outstanding as of
 STATE:                                        Mortgage Loans             Stat Calc Date            Stat Calc Date
 ------                                        --------------           ------------------         -----------------
Arizona                                                    2                    102,613.28                  0.11
Arkansas                                                   3                    140,774.64                  0.15
California                                                 2                    369,884.78                  0.40
Connecticut                                               26                  1,930,806.62                  2.08
Delaware                                                   9                  1,164,131.48                  1.26
District of Columbia                                       4                    474,978.96                  0.51
Florida                                                   25                  1,826,670.33                  1.97
Georgia                                                   35                  2,639,665.28                  2.85
Illinois                                                  80                  8,521,339.53                  9.19
Indiana                                                   13                  1,279,746.13                  1.38
Kansas                                                     1                     29,987.25                  0.03
Kentucky                                                   7                    364,136.93                  0.39
Louisiana                                                 15                    833,609.01                  0.90
Maine                                                      4                    185,250.00                  0.20
Maryland                                                  30                  2,398,315.78                  2.59
Massachusetts                                             21                  2,263,104.02                  2.44
Michigan                                                  26                  1,910,608.82                  2.06
Minnesota                                                  8                    792,769.65                  0.85
Mississippi                                                8                    325,192.54                  0.35
Missouri                                                  40                  2,435,760.67                  2.63
New Hampshire                                              1                     45,000.00                  0.05
New Jersey                                                70                  8,572,273.70                  9.24
New York                                                 195                 30,198,599.16                 32.56
North Carolina                                            55                  4,340,181.83                  4.68
Ohio                                                     108                  7,999,535.31                  8.63
Oklahoma                                                   3                    160,712.97                  0.17
Pennsylvania                                             127                  7,120,675.16                  7.68
Rhode Island                                               8                    830,573.22                  0.90
South Carolina                                            15                  1,165,351.96                  1.26
Tennessee                                                 14                    985,830.61                  1.06
Virginia                                                  14                  1,146,319.66                  1.24
West Virginia                                              4                    189,561.77                  0.20
                                                         ---                 -------------                ------
Total                                                    973                 92,743,961.05                100.00
                                                         ===                 =============                ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         Adjustable-Rate Mortgage Loans
                     As of the Statistical Calculation Date


 TOTAL CURRENT BALANCE:                         $40,510,472
 NUMBER OF LOANS:                                       421

                                                                              Minimum                    Maximum
 AVG CURRENT BALANCE:                               $96,224                   $19,989                   $424,000

 WAVG GROSS COUPON:                                   9.949  %                  6.640   %                 14.240   %

 WAVG GROSS MARGIN:                                   7.623  %                  4.490   %                 12.240   %
 WAVG PERIOD RATE CAP:                                1.000  %                  1.000   %                  1.000   %
 WAVG MIN INT RATE:                                   9.949  %                  6.640   %                 14.240   %
 WAVG MAX INT RATE:                                  16.949  %                 13.640   %                 21.240   %

 WAVG NEXT ADJUSTMENT DATE:                              35  months                21   months                38   months

 WAVG LTV:                                            77.01  %                  22.76   %                  90.28   %

 WAVG CREDIT SCORE:                                     576                       458                        773

 WAVG ORIGINAL TERM:                                    360  months               360   months               360   months
 WAVG REMAINING TERM:                                   359  months               349   months               360   months
 WAVG SEASONING:                                          1  months                 0   months                11   months

 PREPAYMENT CONC ($):                         98.15 % Prepayment Penalty, 1.85 % No Prepayment Penalty
 WAVG PREPAY PENALTY TERM:                               36  months                 0 months                  60   months

 TOP STATE CONC ($):                          17.72 % Ohio, 12.09 % New Jersey, 11.52 % Illinois
 MAXIMUM ZIP CODE CONC ($):                   1.05% 60510

 FIRST PAY DATE:                                                        Mar 01, 2001                Apr 01, 2002
 NEXT RATE CHANGE DATE:                                                 Oct 25, 2003                Mar 01, 2005
 MATURE DATE:                                                           Feb 01, 2031                Mar 01, 2032


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 DELINQUENCY:                                      Mortgage Loans             Stat Calc Date            Stat Calc Date
 ------------                                      --------------             ------------------       ------------------
Current                                                  417                     40,119,014.04                99.03
 30-59 Days Delinquent                                     4                        391,457.93                 0.97
                                                         ---                     -------------               ------
Total                                                    421                     40,510,471.97               100.00
                                                         ===                     =============               ======




                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 CURRENT BALANCE ($):                              Mortgage Loans             Stat Calc Date            Stat Calc Date
 --------------------                              --------------             -----------------        ------------------
    19,989 -  50,000                                        94                  3,385,595.30                   8.36
    50,001 - 100,000                                       178                 13,122,260.19                  32.39
   100,001 - 150,000                                        79                  9,467,735.46                  23.37
   150,001 - 200,000                                        41                  6,919,600.27                  17.08
   200,001 - 250,000                                        15                  3,291,759.87                   8.13
   250,001 - 300,000                                         7                  1,938,656.17                   4.79
   300,001 - 350,000                                         5                  1,575,864.71                   3.89
   350,001 - 400,000                                         1                    385,000.00                   0.95
   400,001 - 424,000                                         1                    424,000.00                   1.05
                                                           ---                 -------------                 ------
 Total                                                     421                 40,510,471.97                 100.00
                                                           ===                 =============                 ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 GROSS COUPON (%):                                 Mortgage Loans             Stat Calc Date            Stat Calc Date
 ---------------                                   --------------             -----------------        -----------------
  6.640  - 7.000                                             2                     370,456.84                  0.91
  7.001  - 7.500                                             4                     351,785.20                  0.87
  7.501  - 8.000                                             5                     924,904.81                  2.28
  8.001  - 8.500                                            15                   1,356,826.79                  3.35
  8.501  - 9.000                                            45                   6,111,253.76                 15.09
  9.001  - 9.500                                            44                   4,959,832.61                 12.24
  9.501  -10.000                                            96                  10,552,417.68                 26.05
  10.001 -10.500                                            52                   4,002,585.33                  9.88
  10.501 -11.000                                            62                   6,095,125.67                 15.05
  11.001 -11.500                                            33                   2,498,921.44                  6.17
  11.501 -12.000                                            20                   1,184,131.87                  2.92
  12.001 -12.500                                            10                     532,018.09                  1.31
  12.501 -13.000                                            18                     912,768.84                  2.25
  13.001 -13.500                                             4                     203,101.97                  0.50
  13.501 -14.000                                             8                     362,152.37                  0.89
  14.001 -14.240                                             3                      92,188.70                  0.23
                                                           ---                  -------------                ------
 Total                                                     421                  40,510,471.97                100.00
                                                           ===                  =============                ======




                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                       Number of              Outstanding as of        Outstanding as of
 GROSS MARGIN (%):                                  Mortgage Loans            Stat Calc Date            Stat Calc Date
 -----------------                                  --------------            -----------------        ------------------
  4.490  - 4.500                                           2                         370,456.84                  0.91
  4.501  - 5.000                                           2                         196,087.65                  0.48
  5.001  - 5.500                                          11                       1,460,196.94                  3.60
  5.501  - 6.000                                          16                       1,706,386.56                  4.21
  6.001  - 6.500                                          31                       2,858,875.93                  7.06
  6.501  - 7.000                                          54                       6,280,485.07                 15.50
  7.001  - 7.500                                          59                       6,721,474.97                 16.59
  7.501  - 8.000                                          80                       7,897,664.05                 19.50
  8.001  - 8.500                                          44                       4,017,256.78                  9.92
  8.501  - 9.000                                          43                       3,574,612.72                  8.82
  9.001  - 9.500                                          27                       2,112,360.00                  5.21
  9.501  -10.000                                          16                       1,577,590.68                  3.89
  10.001 -10.500                                          14                         710,525.14                  1.75
  10.501 -11.000                                           6                         413,205.32                  1.02
  11.001 -11.500                                          10                         349,533.39                  0.86
  11.501 -12.000                                           5                         231,359.93                  0.57
  12.001 -12.240                                           1                          32,400.00                  0.08
                                                         ---                      -------------                ------
 Total                                                   421                      40,510,471.97                100.00
                                                         ===                      =============                ======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                       Number of              Outstanding as of        Outstanding as of
 MIN INTEREST RATE (%):                             Mortgage Loans            Stat Calc Date            Stat Calc Date
 ----------------------                             --------------            -----------------        ------------------
   6.640 -  7.000                                         2                          370,456.84                 0.91
   7.001 -  7.500                                         4                          351,785.20                 0.87
   7.501 -  8.000                                         5                          924,904.81                 2.28
   8.001 -  8.500                                        15                        1,356,826.79                 3.35
   8.501 -  9.000                                        45                        6,111,253.76                15.09
   9.001 -  9.500                                        44                        4,959,832.61                12.24
   9.501 - 10.000                                        96                       10,552,417.68                26.05
  10.001 - 10.500                                        52                        4,002,585.33                 9.88
  10.501 - 11.000                                        62                        6,095,125.67                15.05
  11.001 - 11.500                                        33                        2,498,921.44                 6.17
  11.501 - 12.000                                        20                        1,184,131.87                 2.92
  12.001 - 12.500                                        10                          532,018.09                 1.31
  12.501 - 13.000                                        18                          912,768.84                 2.25
  13.001 - 13.500                                         4                          203,101.97                 0.50
  13.501 - 14.000                                         8                          362,152.37                 0.89
  14.001 - 14.240                                         3                           92,188.70                 0.23
                                                        ---                       -------------               ------
 Total                                                  421                       40,510,471.97               100.00
                                                        ===                       =============               ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                       Number of              Outstanding as of        Outstanding as of
 MAX INTEREST RATE (%):                             Mortgage Loans            Stat Calc Date            Stat Calc Date
 ----------------------                             --------------            -----------------        -----------------
  13.640 - 14.000                                           2                        370,456.84                 0.91
  14.001 - 14.500                                           4                        351,785.20                 0.87
  14.501 - 15.000                                           5                        924,904.81                 2.28
  15.001 - 15.500                                          15                      1,356,826.79                 3.35
  15.501 - 16.000                                          45                      6,111,253.76                15.09
  16.001 - 16.500                                          44                      4,959,832.61                12.24
  16.501 - 17.000                                          96                     10,552,417.68                26.05
  17.001 - 17.500                                          52                      4,002,585.33                 9.88
  17.501 - 18.000                                          62                      6,095,125.67                15.05
  18.001 - 18.500                                          33                      2,498,921.44                 6.17
  18.501 - 19.000                                          20                      1,184,131.87                 2.92
  19.001 - 19.500                                          10                        532,018.09                 1.31
  19.501 - 20.000                                          18                        912,768.84                 2.25
  20.001 - 20.500                                           4                        203,101.97                 0.50
  20.501 - 21.000                                           8                        362,152.37                 0.89
  21.001 - 21.240                                           3                         92,188.70                 0.23
                                                          ---                     -------------               ------
 Total                                                    421                     40,510,471.97               100.00
                                                          ===                     =============               ======



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 NEXT ADJUSTMENT DATE:                             Mortgage Loans             Stat Calc Date            Stat Calc Date
 ---------------------                             --------------             -----------------        ------------------
 October 2003                                              1                         106,013.47                0.26
 November 2003                                             2                         153,067.81                0.38
 January 2004                                              1                         133,000.00                0.33
 February 2004                                             1                         144,173.44                0.36
 October 2004                                             48                       4,534,564.32               11.19
 November 2004                                           104                       8,819,676.46               21.77
 December 2004                                           124                      12,162,023.07               30.02
 January 2005                                             72                       7,572,818.40               18.69
 February 2005                                            50                       5,502,585.00               13.58
 March 2005                                               18                       1,382,550.00                3.41
 ----------                                              ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                       Number of              Outstanding as of        Outstanding as of
 REMAINING TERM (MONTHS):                           Mortgage Loans            Stat Calc Date            Stat Calc Date
 ------------------------                           --------------            -----------------        ------------------
 349 -360                                                421                      40,510,471.97              100.00
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======




                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                       Number of              Outstanding as of        Outstanding as of
 SEASONING (MONTHS):                                Mortgage Loans            Stat Calc Date            Stat Calc Date
 -------------------                                --------------            -----------------        ------------------
        0                                                141                      14,590,953.40               36.02
    1 - 6                                                279                      25,775,345.13               63.63
   7 - 11                                                  1                         144,173.44                0.36
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 LTV (%):                                          Mortgage Loans             Stat Calc Date            Stat Calc Date
 --------                                          --------------             ------------------       ------------------
  22.76 - 25.00                                            4                         197,880.17                0.49
  25.01 - 30.00                                            2                        129, 890.44                0.32
  30.01 - 35.00                                            2                         139,850.99                0.35
  35.01 - 40.00                                            6                         323,931.99                0.80
  40.01 - 45.00                                            8                         516,822.01                1.28
  45.01 - 50.00                                           13                         679,545.71                1.68
  50.01 - 55.00                                            8                         454,800.16                1.12
  55.01 - 60.00                                           22                       1,205,802.38                2.98
  60.01 - 65.00                                           28                       2,350,927.33                5.80
  65.01 - 70.00                                           43                       4,001,913.19                9.88
  70.01 - 75.00                                           48                       4,884,799.49               12.06
  75.01 - 80.00                                          102                      11,124,101.60               27.46
  80.01 - 85.00                                           67                       6,927,851.25               17.10
  85.01 - 90.00                                           67                       7,251,855.26               17.90
  90.01 - 90.28                                            1                         320,500.00                0.79
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                       Number of              Outstanding as of        Outstanding as of
 CREDIT SCORE:                                      Mortgage Loans            Stat Calc Date            Stat Calc Date
 -------------                                      --------------            -----------------        ------------------
 N/A                                                       4                           89,969.02               0.22
 458 - 500                                                16                        1,236,111.24               3.05
 501 - 550                                               150                       12,765,539.90              31.51
 551 - 600                                               146                       15,576,283.29              38.45
 601 - 650                                                71                        7,520,466.49              18.56
 651 - 700                                                28                        2,572,844.25               6.35
 701 - 750                                                 4                          604,499.49               1.49
 751 - 773                                                 2                          144,758.29               0.36
                                                         ---                       -------------             ------
 Total                                                   421                       40,510,471.97             100.00
                                                         ===                       =============             ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                       Number of              Outstanding as of        Outstanding as of
 PREPAY TERM (MONTHS):                              Mortgage Loans            Stat Calc Date            Stat Calc Date
 ---------------------                              --------------            -----------------        ------------------
  0                                                        6                         748,957.48                1.85
  12                                                       4                         633,200.00                1.56
  24                                                       2                         201,899.29                0.50
  36                                                     403                      38,257,591.42               94.44
  42                                                       3                         388,395.61                0.96
  60                                                       3                         280,428.17                0.69
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 LIEN:                                             Mortgage Loans             Stat Calc Date            Stat Calc Date
 -----                                             --------------             -----------------        ------------------
 First Lien                                              421                      40,510,471.97              100.00
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 OCCUPANCY:                                        Mortgage Loans             Stat Calc Date            Stat Calc Date
 ----------                                        --------------             -----------------        -----------------
 Primary                                                 382                      37,623,268.37               92.87
 Non-owner                                                39                       2,887,203.60                7.13
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 PROPERTY TYPE:                                    Mortgage Loans             Stat Calc Date            Stat Calc Date
 --------------                                    --------------             -----------------        -----------------
 Single Family                                           353                      33,973,150.62               83.86
 Two-Four Family                                          40                       4,153,027.53               10.25
 Condominium                                              26                       2,238,060.18                5.52
 Manufactured Housing                                      2                         146,233.64                0.36
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 DOCUMENTATION:                                    Mortgage Loans             Stat Calc Date            Stat Calc Date
 --------------                                    --------------             -----------------        ------------------
 Full                                                    323                      29,941,558.56               73.91
 No Income                                                42                       4,946,268.02               12.21
 Limited                                                  30                       2,814,695.53                6.95
 Stated Income                                            26                       2,807,949.86                6.93
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======



                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 GRADE:                                            Mortgage Loans             Stat Calc Date            Stat Calc Date
 ------                                            --------------             --------------            --------------
 A                                                       290                      30,789,491.19               76.00
 C                                                        61                       4,537,077.81               11.20
 B                                                        49                       3,681,923.38                9.09
 D                                                        21                       1,501,979.59                3.71
                                                         ---                      -------------              ------
 Total                                                   421                      40,510,471.97              100.00
                                                         ===                      =============              ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 AMORTIZATION:                                     Mortgage Loans             Stat Calc Date            Stat Calc Date
 -------------                                     --------------             -----------------        ------------------
Fully Amortizing                                         421                      40,510,471.97              100.00
                                                         ---                      -------------              -------
Total                                                    421                      40,510,471.97              100.00
                                                         ===                      =============              ======




                                                                                                        % of Aggregate
                                                                              Principal Balance        Principal Balance
                                                      Number of               Outstanding as of        Outstanding as of
 STATE:                                            Mortgage Loans             Stat Calc Date            Stat Calc Date
 -----                                             --------------             -----------------        ------------------
Arkansas                                                   3                         272,050.00                0.67
California                                                 1                         279,841.89                0.69
Colorado                                                   1                         193,427.63                0.48
Connecticut                                               22                       2,828,983.90                6.98
Delaware                                                   6                         615,183.61                1.52
District of Columbia                                       3                         350,900.00                0.87
Florida                                                    9                       1,024,314.21                2.53
Georgia                                                   13                       1,454,932.24                3.59
Illinois                                                  38                       4,666,627.38               11.52
Indiana                                                   10                         889,280.03                2.20
Kansas                                                     1                          29,100.00                0.07
Kentucky                                                   2                         250,289.05                0.62
Louisiana                                                  5                         384,250.00                0.95
Maryland                                                  17                       1,661,737.13                4.10
Massachusetts                                             13                       1,621,330.02                4.00
Michigan                                                  31                       2,129,934.98                5.26
Minnesota                                                  5                         615,435.20                1.52
Mississippi                                                1                          74,373.41                0.18
Missouri                                                  12                         831,466.12                2.05
New Hampshire                                              1                         120,000.00                0.30
New Jersey                                                40                       4,896,438.83               12.09
New York                                                   2                         368,921.50                0.91
Ohio                                                      98                       7,178,937.88               17.72
Oklahoma                                                   1                         101,700.00                0.25
Oregon                                                     1                         342,810.97                0.85
Pennsylvania                                              53                       4,558,913.61               11.25
Rhode Island                                               8                         957,300.02                2.36
South Carolina                                             1                          46,725.77                0.12
Tennessee                                                  7                         598,429.59                1.48
Virginia                                                  13                       1,023,663.55                2.53
West Virginia                                              2                          64,973.45                0.16
Wisconsin                                                  1                          78,200.00                0.19
                                                         ---                      -------------              ------
Total                                                    421                      40,510,471.97              100.00
                                                         ===                      =============              ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by Greenwich Capital Markets, Inc. and the seller and has not been independently verified by Wachovia Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Wachovia Securities makes no representations that the above referenced security will actually perform as described in any scenario presented.

                  Renaissance Acceptance Mortgage Corp., 2002-1

Grp 1: FRM               FRM PPC                                  120%
                         ARM CPR                                  100%

                                       Class                                           Class                  Class
                                  G1: A-2 F (AAA)               Class             G1: A-1 A(AAA)         G1: A-2 F (AAA)
                                         End               G1: A-2 F (AAA)           Interest               Principal
                   Period              Balance                 Coupon                  Paid                   Paid
                  --------        --------------           --------------         -------------          ---------------
                                     68,000,000
                       1             68,000,000                5.72900                324,643                      0
                       2             68,000,000                5.72900                324,643                      0
                       3             68,000,000                5.72900                324,643                      0
                       4             68,000,000                5.72900                324,643                      0
                       5             68,000,000                5.72900                324,643                      0
                       6             68,000,000                5.72900                324,643                      0
                       7             68,000,000                5.72900                324,643                      0
                       8             68,000,000                5.72900                324,643                      0
                       9             68,000,000                5.72900                324,643                      0
                      10             68,000,000                5.72900                324,643                      0
                      11             68,000,000                5.72900                324,643                      0
                      12             68,000,000                5.72900                324,643                      0
                      13             68,000,000                5.72900                324,643                      0
                      14             68,000,000                5.72900                324,643                      0
                      15             68,000,000                5.72900                324,643                      0
                      16             68,000,000                5.72900                324,643                      0
                      17             67,752,328                5.72900                324,643                247,672
                      18             65,621,078                5.72900                323,461              2,131,249
                      19             63,539,489                5.72900                313,286              2,081,590
                      20             61,506,414                5.72900                303,348              2,033,074
                      21             59,520,737                5.72900                293,642              1,985,677
                      22             57,581,364                5.72900                284,162              1,939,373
                      23             55,687,229                5.72900                274,903              1,894,135
                      24             53,837,287                5.72900                265,860              1,849,941
                      25             52,030,521                5.72900                257,028              1,806,767
                      26             50,265,933                5.72900                248,402              1,764,588
                      27             48,542,551                5.72900                239,978              1,723,382
                      28             46,859,424                5.72900                231,750              1,683,127
                      29             45,215,623                5.72900                223,715              1,643,801
                      30             43,610,241                5.72900                215,867              1,605,383
                      31             42,042,389                5.72900                208,203              1,567,851
                      32             40,511,203                5.72900                200,717              1,531,186
                      33             39,015,834                5.72900                193,407              1,495,368
                      34             37,555,457                5.72900                186,268              1,460,378
                      35             36,129,261                5.72900                179,296              1,426,196
                      36             34,736,458                5.72900                172,487              1,392,803
                      37             34,736,458                5.72900                165,838                      0
                      38             34,693,307                5.72900                165,838                 43,151
                      39             33,863,107                5.72900                165,632                830,199
                      40             33,052,371                5.72900                161,668                810,737
                      41             32,260,646                5.72900                157,798                791,725
                      42             31,487,494                5.72900                154,018                773,152
                      43             30,732,485                5.72900                150,327                755,009
                      44             29,995,198                5.72900                146,722                737,287
                      45             29,275,224                5.72900                143,202                719,974
                      46             28,572,162                5.72900                139,765                703,062
                      47             27,885,619                5.72900                136,408                686,542
                      48             27,215,214                5.72900                133,131                670,405
                      49             26,560,573                5.72900                129,930                654,641
                      50             25,921,330                5.72900                126,805                639,243
                      51             25,297,129                5.72900                123,753                624,201
                      52             24,687,620                5.72900                120,773                609,509
                      53             24,092,464                5.72900                117,863                595,156
                      54             23,511,327                5.72900                115,021                581,137
                      55             22,943,884                5.72900                112,247                567,443
                      56             22,389,817                5.72900                109,538                554,067
                      57             21,848,816                5.72900                106,893                541,001
                      58             21,320,578                5.72900                104,310                528,238
                      59             20,804,806                5.72900                101,788                515,772

                                       Class                                           Class                  Class
                                  G1: A-2 F (AAA)               Class             G1: A-1 A(AAA)         G1: A-2 F (AAA)
                                         End               G1: A-2 F (AAA)           Interest               Principal
                   Period              Balance                 Coupon                  Paid                   Paid
                  --------        --------------           --------------         -------------          ---------------
                      60             20,301,211                5.72900                 99,326                503,595
                      61             19,809,510                5.72900                 96,921                491,701
                      62             19,329,426                5.72900                 94,574                480,083
                      63             18,860,691                5.72900                 92,282                468,736
                      64             18,403,039                5.72900                 90,044                457,652
                      65             17,956,213                5.72900                 87,859                446,826
                      66             17,519,962                5.72900                 85,726                436,251
                      67             17,094,039                5.72900                 83,643                425,923
                      68             16,678,204                5.72900                 81,610                415,835
                      69             16,272,223                5.72900                 79,625                405,981
                      70             15,875,865                5.72900                 77,686                396,357
                      71             15,488,908                5.72900                 75,794                386,958
                      72             15,111,131                5.72900                 73,947                377,777
                      73             14,742,322                5.72900                 72,143                368,810
                      74             14,382,270                5.72900                 70,382                360,051
                      75             14,030,773                5.72900                 68,663                351,498
                      76             13,687,630                5.72900                 66,985                343,143
                      77             13,352,647                5.72900                 65,347                334,983
                      78             13,025,633                5.72900                 63,748                327,014
                      79             12,706,402                5.72900                 62,187                319,231
                      80             12,394,773                5.72900                 60,662                311,629
                      81             12,090,568                5.72900                 59,175                304,205
                      82             11,793,614                5.72900                 57,722                296,954
                      83             11,503,742                5.72900                 56,305                289,872
                      84             11,220,785                5.72900                 54,921                282,957
                      85             10,944,583                5.72900                 53,570                276,202
                      86             10,674,977                5.72900                 52,251                269,606
                      87             10,411,814                5.72900                 50,964                263,164
                      88             10,154,941                5.72900                 49,708                256,872
                      89              9,904,213                5.72900                 48,481                250,728
                      90              9,659,485                5.72900                 47,284                244,728
                      91              9,420,617                5.72900                 46,116                238,868
                      92                      0                5.72900                 44,976              9,420,617
                      93                      0                0.00000                      0                      0

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

             Settlement                                           03/28/02
             Next Payment                                         04/25/02
             Class Balance                                     $68,000,000
             Accrued Days                                               27
             Security Coupon                                        5.740%


             Call ?                                                    Yes


                            -----------------------------------------
                                   Flat                 FRM: 30% CPR
                                                ---------------------
                                   Price                ARM: 30% CPR
                            =========================================
                                97-00                          6.904
                                97-06                          6.824
                                97-12                          6.744
                                97-18                          6.664
                                97-24                          6.585
                                97-30                          6.506
                            -----------------------------------------
                                98-04                          6.427
                                98-10                          6.349
                                98-16                          6.271
                                98-22                          6.192
                                98-28                          6.115
                                99-02                          6.037
                                99-08                          5.960
                                99-14                          5.883
                                99-20                          5.806
                                99-26                          5.729
                            -----------------------------------------
                               100-00                          5.653
                            -----------------------------------------
                               100-06                          5.577
                               100-12                          5.501
                               100-18                          5.425
                               100-24                          5.350
                               100-30                          5.275
                               101-04                          5.200
                               101-10                          5.125
                               101-16                          5.050
                               101-22                          4.976
                               101-28                          4.902
                            -----------------------------------------
                               102-02                          4.828
                               102-08                          4.754
                               102-14                          4.681
                               102-20                          4.608
                               102-26                          4.535
                               103-00                          4.462
                            ========================================
                             WAL (yr)                           2.79
                             MDUR (yr)                          2.45
                             First Prin Pay                 02/25/03
                             Last Prin Pay                  06/25/08
                            -----------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.



GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

     Settlement                                           03/28/02
     Next Payment                                         04/25/02
     Class Balance                                     $68,000,000
     Accrued Days                                               27
     Security Coupon                                        5.740%


     Call ?                                                    Yes





                          -----------------------------------------
                                 Flat                 FRM: 40% CPR
                                              ---------------------
                                 Price                ARM: 40% CPR
                          =========================================
                              97-00                          7.506
                              97-06                          7.382
                              97-12                          7.258
                              97-18                          7.135
                              97-24                          7.012
                              97-30                          6.890
                          -----------------------------------------
                              98-04                          6.768
                              98-10                          6.646
                              98-16                          6.525
                              98-22                          6.404
                              98-28                          6.283
                              99-02                          6.163
                              99-08                          6.043
                              99-14                          5.923
                              99-20                          5.804
                              99-26                          5.685
                          -----------------------------------------
                             100-00                          5.567
                          -----------------------------------------
                             100-06                          5.449
                             100-12                          5.331
                             100-18                          5.214
                             100-24                          5.097
                             100-30                          4.980
                             101-04                          4.863
                             101-10                          4.747
                             101-16                          4.632
                             101-22                          4.516
                             101-28                          4.401
                          -----------------------------------------
                             102-02                          4.287
                             102-08                          4.172
                             102-14                          4.059
                             102-20                          3.945
                             102-26                          3.832
                             103-00                          3.719
                          =========================================
                           WAL (yr)                           1.72
                           MDUR (yr)                          1.58
                           First Prin Pay                 11/25/02
                           Last Prin Pay                  08/25/06
                          -----------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.



GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

    Settlement                                           03/28/02
    Next Payment                                         04/25/02
    Class Balance                                     $68,000,000
    Accrued Days                                               27
    Security Coupon                                        5.740%


    Call ?                                                     No





                         -----------------------------------------
                                Flat                 FRM: 16% CPR
                                             ---------------------
                                Price                ARM: 16% CPR
                         =========================================
                             97-00                          6.409
                             97-06                          6.367
                             97-12                          6.325
                             97-18                          6.282
                             97-24                          6.240
                             97-30                          6.198
                         -----------------------------------------
                             98-04                          6.156
                             98-10                          6.114
                             98-16                          6.073
                             98-22                          6.031
                             98-28                          5.990
                             99-02                          5.949
                             99-08                          5.908
                             99-14                          5.867
                             99-20                          5.826
                             99-26                          5.785
                         -----------------------------------------
                            100-00                          5.745
                         -----------------------------------------
                            100-06                          5.704
                            100-12                          5.664
                            100-18                          5.624
                            100-24                          5.584
                            100-30                          5.544
                            101-04                          5.504
                            101-10                          5.464
                            101-16                          5.425
                            101-22                          5.385
                            101-28                          5.346
                         -----------------------------------------
                            102-02                          5.307
                            102-08                          5.268
                            102-14                          5.229
                            102-20                          5.190
                            102-26                          5.151
                            103-00                          5.113
                         =========================================
                          WAL (yr)                           5.98
                          MDUR (yr)                          4.61
                          First Prin Pay                 11/25/03
                          Last Prin Pay                  11/25/25
                         -----------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.



GREENWICH CAPITAL MARKETS, INC.

Delta Home Equity  Loan Trust, Series 2002-1

FRM PPC                                   120%
ARM PPC                                   100%

                                      Class                                        Class                      Class
                                   A-2 F (AAA)                Class              A-2 F(AAA)                A-2 F(AAA)
                                       End                A-2 F (AAA)             Interest                 Principal
                   Period            Balance                 Coupon                 Paid                      Paid
                  --------        --------------           --------------         -------------          ---------------
                      0             68,000,000
                      1             68,000,000               5.74000                325,267                     0
                      2             68,000,000               5.74000                325,267                     0
                      3             68,000,000               5.74000                325,267                     0
                      4             68,000,000               5.74000                325,267                     0
                      5             68,000,000               5.74000                325,267                     0
                      6             68,000,000               5.74000                325,267                     0
                      7             68,000,000               5.74000                325,267                     0
                      8             68,000,000               5.74000                325,267                     0
                      9             68,000,000               5.74000                325,267                     0
                     10             68,000,000               5.74000                325,267                     0
                     11             68,000,000               5.74000                325,267                     0
                     12             68,000,000               5.74000                325,267                     0
                     13             68,000,000               5.74000                325,267                     0
                     14             68,000,000               5.74000                325,267                     0
                     15             68,000,000               5.74000                325,267                     0
                     16             68,000,000               5.74000                325,267                     0
                     17             67,752,328               5.74000                325,267               247,672
                     18             65,621,078               5.74000                324,082             2,131,249
                     19             63,539,489               5.74000                313,887             2,081,590
                     20             61,506,414               5.74000                303,931             2,033,074
                     21             59,520,737               5.74000                294,206             1,985,677
                     22             57,581,364               5.74000                284,708             1,939,373
                     23             55,687,229               5.74000                275,431             1,894,135
                     24             53,837,287               5.74000                266,371             1,849,941
                     25             52,030,521               5.74000                257,522             1,806,767
                     26             50,265,933               5.74000                248,879             1,764,588
                     27             48,542,551               5.74000                240,439             1,723,382
                     28             46,859,424               5.74000                232,195             1,683,127
                     29             45,215,623               5.74000                224,144             1,643,801
                     30             43,610,241               5.74000                216,281             1,605,383
                     31             42,042,389               5.74000                208,602             1,567,851
                     32             40,511,203               5.74000                201,103             1,531,186
                     33             39,015,834               5.74000                193,779             1,495,368
                     34             37,555,457               5.74000                186,626             1,460,378
                     35             36,129,261               5.74000                179,640             1,426,196
                     36             34,736,458               5.74000                172,818             1,392,803
                     37             34,736,458               5.74000                166,156                     0
                     38             34,693,307               5.74000                166,156                43,151
                     39             33,863,107               5.74000                165,950               830,199
                     40             33,052,371               5.74000                161,979               810,737
                     41             32,260,646               5.74000                158,101               791,725
                     42             31,487,494               5.74000                154,313               773,152
                     43             30,732,485               5.74000                150,615               755,009
                     44             29,995,198               5.74000                147,004               737,287
                     45             29,275,224               5.74000                143,477               719,974
                     46             28,572,162               5.74000                140,033               703,062
                     47             27,885,619               5.74000                136,670               686,542
                     48             27,215,214               5.74000                133,386               670,405
                     49             26,560,573               5.74000                130,179               654,641
                     50             25,921,330               5.74000                127,048               639,243
                     51             25,297,129               5.74000                123,990               624,201
                     52             24,687,620               5.74000                121,005               609,509
                     53             24,092,464               5.74000                118,089               595,156
                     54             23,511,327               5.74000                115,242               581,137
                     55             22,943,884               5.74000                112,463               567,443
                     56             22,389,817               5.74000                109,748               554,067
                     57             21,848,816               5.74000                107,098               541,001
                     58             21,320,578               5.74000                104,510               528,238
                     59             20,804,806               5.74000                101,983               515,772
                     60             20,301,211               5.74000                 99,516               503,595
                     61             19,809,510               5.74000                 97,107               491,701

                                      Class                                        Class                      Class
                                   A-2 F (AAA)                Class              A-2 F(AAA)                A-2 F(AAA)
                                       End                A-2 F (AAA)             Interest                 Principal
                   Period            Balance                 Coupon                 Paid                      Paid
                  --------        --------------           --------------         -------------          ---------------
                     62             19,329,426               5.74000                 94,755               480,083
                     63             18,860,691               5.74000                 92,459               468,736
                     64             18,403,039               5.74000                 90,217               457,652
                     65             17,956,213               5.74000                 88,028               446,826
                     66             17,519,962               5.74000                 85,891               436,251
                     67             17,094,039               5.74000                 83,804               425,923
                     68             16,678,204               5.74000                 81,766               415,835
                     69             16,272,223               5.74000                 79,777               405,981
                     70             15,875,865               5.74000                 77,835               396,357
                     71             15,488,908               5.74000                 75,940               386,958
                     72             15,111,131               5.74000                 74,089               377,777
                     73             14,742,322               5.74000                 72,282               368,810
                     74             14,382,270               5.74000                 70,517               360,051
                     75             14,030,773               5.74000                 68,795               351,498
                     76             13,687,630               5.74000                 67,114               343,143
                     77             13,352,647               5.74000                 65,472               334,983
                     78             13,025,633               5.74000                 63,870               327,014
                     79             12,706,402               5.74000                 62,306               319,231
                     80             12,394,773               5.74000                 60,779               311,629
                     81             12,090,568               5.74000                 59,288               304,205
                     82             11,793,614               5.74000                 57,833               296,954
                     83             11,503,742               5.74000                 56,413               289,872
                     84             11,220,785               5.74000                 55,026               282,957
                     85             10,944,583               5.74000                 53,673               276,202
                     86             10,674,977               5.74000                 52,352               269,606
                     87             10,411,814               5.74000                 51,062               263,164
                     88             10,154,941               5.74000                 49,803               256,872
                     89              9,904,213               5.74000                 48,574               250,728
                     90              9,659,485               5.74000                 47,375               244,728
                     91              9,420,617               5.74000                 46,205               238,868
                     92              9,187,472               5.74000                 45,062               233,145
                     93              8,959,915               6.24000                 47,775               227,557
                     94              8,737,815               6.24000                 46,592               222,099
                     95              8,521,046               6.24000                 45,437               216,770
                     96              8,309,480               6.24000                 44,309               211,565
                     97              8,102,997               6.24000                 43,209               206,483
                     98              7,901,478               6.24000                 42,136               201,520
                     99              7,704,805               6.24000                 41,088               196,673
                    100              7,512,864               6.24000                 40,065               191,940
                    101              7,325,546               6.24000                 39,067               187,319
                    102              7,142,740               6.24000                 38,093               182,806
                    103              6,964,342               6.24000                 37,142               178,399
                    104              6,790,246               6.24000                 36,215               174,095
                    105              6,620,353               6.24000                 35,309               169,893
                    106              6,454,563               6.24000                 34,426               165,790
                    107              6,292,780               6.24000                 33,564               161,783
                    108              6,134,908               6.24000                 32,722               157,871
                    109              5,980,958               6.24000                 31,902               153,951
                    110              5,830,734               6.24000                 31,101               150,224
                    111              5,684,148               6.24000                 30,320               146,586
                    112              5,541,115               6.24000                 29,558               143,033
                    113              5,401,551               6.24000                 28,814               139,564
                    114              5,265,373               6.24000                 28,088               136,177
                    115              5,132,503               6.24000                 27,380               132,870
                    116              5,003,693               6.24000                 26,689               128,810
                    117              4,878,600               6.24000                 26,019               125,092
                    118              4,757,124               6.24000                 25,369               121,477
                    119              4,638,801               6.24000                 24,737               118,323
                    120              4,524,283               6.24000                 24,122               114,517
                    121              4,412,519               6.24000                 23,526               111,765
                    122              4,303,442               6.24000                 22,945               109,077
                    123              4,196,990               6.24000                 22,378               106,452
                    124              4,093,101               6.24000                 21,824               103,889
                    125              3,991,715               6.24000                 21,284               101,386
                    126              3,892,773               6.24000                 20,757                98,942
                    127              3,796,217               6.24000                 20,242                96,556
                    128              3,701,992               6.24000                 19,740                94,225
                    129              3,610,043               6.24000                 19,250                91,949
                    130              3,520,315               6.24000                 18,772                89,727
                    131              3,432,757               6.24000                 18,306                87,558
                    132              3,347,318               6.24000                 17,850                85,439
                    133              3,263,948               6.24000                 17,406                83,370

                                      Class                                        Class                      Class
                                   A-2 F (AAA)                Class              A-2 F(AAA)                A-2 F(AAA)
                                       End                A-2 F (AAA)             Interest                 Principal
                   Period            Balance                 Coupon                 Paid                      Paid
                  --------        --------------           --------------         -------------          ---------------
                    134              3,182,597               6.24000                 16,973                81,350
                    135              3,103,219               6.24000                 16,550                79,378
                    136              3,025,868               6.24000                 16,137                77,351
                    137              2,950,393               6.24000                 15,735                75,475
                    138              2,876,751               6.24000                 15,342                73,642
                    139              2,804,898               6.24000                 14,959                71,853
                    140              2,734,791               6.24000                 14,585                70,107
                    141              2,666,389               6.24000                 14,221                68,401
                    142              2,599,653               6.24000                 13,865                66,736
                    143              2,534,543               6.24000                 13,518                65,110
                    144              2,471,020               6.24000                 13,180                63,523
                    145              2,409,046               6.24000                 12,849                61,973
                    146              2,348,586               6.24000                 12,527                60,460
                    147              2,289,603               6.24000                 12,213                58,983
                    148              2,232,062               6.24000                 11,906                57,541
                    149              2,175,929               6.24000                 11,607                56,133
                    150              2,121,170               6.24000                 11,315                54,758
                    151              2,067,754               6.24000                 11,030                53,416
                    152              2,015,648               6.24000                 10,752                52,106
                    153              1,964,821               6.24000                 10,481                50,827
                    154              1,915,243               6.24000                 10,217                49,578
                    155              1,866,894               6.24000                  9,959                48,348
                    156              1,819,735               6.24000                  9,708                47,159
                    157              1,773,738               6.24000                  9,463                45,998
                    158              1,728,874               6.24000                  9,223                44,864
                    159              1,685,117               6.24000                  8,990                43,757
                    160              1,642,440               6.24000                  8,763                42,677
                    161              1,600,818               6.24000                  8,541                41,622
                    162              1,560,225               6.24000                  8,324                40,593
                    163              1,520,637               6.24000                  8,113                39,588
                    164              1,474,576               6.24000                  7,907                46,060
                    165              1,415,749               6.24000                  7,668                58,828
                    166              1,358,381               6.24000                  7,362                57,368
                    167              1,302,439               6.24000                  7,064                55,942
                    168              1,247,888               6.24000                  6,773                54,551
                    169              1,194,695               6.24000                  6,489                53,193
                    170              1,142,827               6.24000                  6,212                51,868
                    171              1,092,254               6.24000                  5,943                50,574
                    172              1,042,943               6.24000                  5,680                49,311
                    173                993,934               6.24000                  5,423                49,008
                    174                941,692               6.24000                  5,168                52,242
                    175                890,822               6.24000                  4,897                50,870
                    176                841,288               6.24000                  4,632                49,534
                    177                793,055               6.24000                  4,375                48,232
                    178                746,091               6.24000                  4,124                46,964
                    179                700,450               6.24000                  3,880                45,641
                    180                657,891               6.24000                  3,642                42,559
                    181                617,614               6.24000                  3,421                40,277
                    182                578,365               6.24000                  3,212                39,250
                    183                540,116               6.24000                  3,007                38,249
                    184                502,842               6.24000                  2,809                37,274
                    185                466,519               6.24000                  2,615                36,323
                    186                431,122               6.24000                  2,426                35,397
                    187                396,628               6.24000                  2,242                34,494
                    188                363,014               6.24000                  2,062                33,614
                    189                330,258               6.24000                  1,888                32,757
                    190                298,337               6.24000                  1,717                31,921
                    191                267,231               6.24000                  1,551                31,106
                    192                236,918               6.24000                  1,390                30,313
                    193                207,379               6.24000                  1,232                29,539
                    194                178,595               6.24000                  1,078                28,785
                    195                150,545               6.24000                    929                28,050
                    196                123,211               6.24000                    783                27,333
                    197                 96,576               6.24000                    641                26,635
                    198                 70,622               6.24000                    502                25,955
                    199                 45,330               6.24000                    367                25,291
                    200                 20,686               6.24000                    236                24,645
                    201                      0               6.24000                    108                20,686
                    202                      0               0.00000                      0                     0
                    203                      0               0.00000                      0                     0
                    204                      0               0.00000                      0                     0
                    205                      0               0.00000                      0                     0
                    206                      0               0.00000                      0                     0
                    207                      0               0.00000                      0                     0

                                      Class                                        Class                      Class
                                   A-2 F (AAA)                Class              A-2 F(AAA)                A-2 F(AAA)
                                       End                A-2 F (AAA)             Interest                 Principal
                   Period            Balance                 Coupon                 Paid                      Paid
                  --------        --------------           --------------         -------------          ---------------
                    208                      0               0.00000                      0                     0
                    209                      0               0.00000                      0                     0
                    210                      0               0.00000                      0                     0
                    211                      0               0.00000                      0                     0
                    212                      0               0.00000                      0                     0
                    213                      0               0.00000                      0                     0
                    214                      0               0.00000                      0                     0
                    215                      0               0.00000                      0                     0
                    216                      0               0.00000                      0                     0
                    217                      0               0.00000                      0                     0
                    218                      0               0.00000                      0                     0
                    219                      0               0.00000                      0                     0
                    220                      0               0.00000                      0                     0
                    221                      0               0.00000                      0                     0
                    222                      0               0.00000                      0                     0
                    223                      0               0.00000                      0                     0
                    224                      0               0.00000                      0                     0
                    225                      0               0.00000                      0                     0
                    226                      0               0.00000                      0                     0
                    227                      0               0.00000                      0                     0
                    228                      0               0.00000                      0                     0
                    229                      0               0.00000                      0                     0
                    230                      0               0.00000                      0                     0
                    231                      0               0.00000                      0                     0
                    232                      0               0.00000                      0                     0
                    233                      0               0.00000                      0                     0
                    234                      0               0.00000                      0                     0
                    235                      0               0.00000                      0                     0
                    236                      0               0.00000                      0                     0
                    237                      0               0.00000                      0                     0
                    238                      0               0.00000                      0                     0
                    239                      0               0.00000                      0                     0
                    240                      0               0.00000                      0                     0
                    241                      0               0.00000                      0                     0
                    242                      0               0.00000                      0                     0
                    243                      0               0.00000                      0                     0
                    244                      0               0.00000                      0                     0
                    245                      0               0.00000                      0                     0
                    246                      0               0.00000                      0                     0
                    247                      0               0.00000                      0                     0
                    248                      0               0.00000                      0                     0
                    249                      0               0.00000                      0                     0
                    250                      0               0.00000                      0                     0
                    251                      0               0.00000                      0                     0
                    252                      0               0.00000                      0                     0
                    253                      0               0.00000                      0                     0
                    254                      0               0.00000                      0                     0
                    255                      0               0.00000                      0                     0
                    256                      0               0.00000                      0                     0
                    257                      0               0.00000                      0                     0
                    258                      0               0.00000                      0                     0
                    259                      0               0.00000                      0                     0
                    260                      0               0.00000                      0                     0
                    261                      0               0.00000                      0                     0
                    262                      0               0.00000                      0                     0
                    263                      0               0.00000                      0                     0
                    264                      0               0.00000                      0                     0
                    265                      0               0.00000                      0                     0
                    266                      0               0.00000                      0                     0
                    267                      0               0.00000                      0                     0
                    268                      0               0.00000                      0                     0
                    269                      0               0.00000                      0                     0
                    270                      0               0.00000                      0                     0
                    271                      0               0.00000                      0                     0
                    272                      0               0.00000                      0                     0
                    273                      0               0.00000                      0                     0
                    274                      0               0.00000                      0                     0
                    275                      0               0.00000                      0                     0
                    276                      0               0.00000                      0                     0
                    277                      0               0.00000                      0                     0
                    278                      0               0.00000                      0                     0
                    279                      0               0.00000                      0                     0
                    280                      0               0.00000                      0                     0

                                      Class                                        Class                      Class
                                   A-2 F (AAA)                Class              A-2 F(AAA)                A-2 F(AAA)
                                       End                A-2 F (AAA)             Interest                 Principal
                   Period            Balance                 Coupon                 Paid                      Paid
                  --------        --------------           --------------         -------------          ---------------
                    281                      0               0.00000                      0                     0
                    282                      0               0.00000                      0                     0
                    283                      0               0.00000                      0                     0
                    284                      0               0.00000                      0                     0
                    285                      0               0.00000                      0                     0
                    286                      0               0.00000                      0                     0
                    287                      0               0.00000                      0                     0
                    288                      0               0.00000                      0                     0
                    289                      0               0.00000                      0                     0
                    290                      0               0.00000                      0                     0
                    291                      0               0.00000                      0                     0
                    292                      0               0.00000                      0                     0
                    293                      0               0.00000                      0                     0
                    294                      0               0.00000                      0                     0
                    295                      0               0.00000                      0                     0
                    296                      0               0.00000                      0                     0
                    297                      0               0.00000                      0                     0
                    298                      0               0.00000                      0                     0
                    299                      0               0.00000                      0                     0
                    300                      0               0.00000                      0                     0
                    301                      0               0.00000                      0                     0
                    302                      0               0.00000                      0                     0
                    303                      0               0.00000                      0                     0
                    304                      0               0.00000                      0                     0
                    305                      0               0.00000                      0                     0
                    306                      0               0.00000                      0                     0
                    307                      0               0.00000                      0                     0
                    308                      0               0.00000                      0                     0
                    309                      0               0.00000                      0                     0
                    310                      0               0.00000                      0                     0
                    311                      0               0.00000                      0                     0
                    312                      0               0.00000                      0                     0
                    313                      0               0.00000                      0                     0
                    314                      0               0.00000                      0                     0
                    315                      0               0.00000                      0                     0
                    316                      0               0.00000                      0                     0
                    317                      0               0.00000                      0                     0
                    318                      0               0.00000                      0                     0
                    319                      0               0.00000                      0                     0
                    320                      0               0.00000                      0                     0
                    321                      0               0.00000                      0                     0
                    322                      0               0.00000                      0                     0
                    323                      0               0.00000                      0                     0
                    324                      0               0.00000                      0                     0
                    325                      0               0.00000                      0                     0
                    326                      0               0.00000                      0                     0
                    327                      0               0.00000                      0                     0
                    328                      0               0.00000                      0                     0
                    329                      0               0.00000                      0                     0
                    330                      0               0.00000                      0                     0
                    331                      0               0.00000                      0                     0
                    332                      0               0.00000                      0                     0
                    333                      0               0.00000                      0                     0
                    334                      0               0.00000                      0                     0
                    335                      0               0.00000                      0                     0
                    336                      0               0.00000                      0                     0
                    337                      0               0.00000                      0                     0
                    338                      0               0.00000                      0                     0
                    339                      0               0.00000                      0                     0
                    340                      0               0.00000                      0                     0
                    341                      0               0.00000                      0                     0
                    342                      0               0.00000                      0                     0
                    343                      0               0.00000                      0                     0
                    344                      0               0.00000                      0                     0
                    345                      0               0.00000                      0                     0
                    346                      0               0.00000                      0                     0
                    347                      0               0.00000                      0                     0
                    348                      0               0.00000                      0                     0
                    349                      0               0.00000                      0                     0
                    350                      0               0.00000                      0                     0
                    351                      0               0.00000                      0                     0
                    352                      0               0.00000                      0                     0
                    353                      0               0.00000                      0                     0

                                      Class                                        Class                      Class
                                   A-2 F (AAA)                Class              A-2 F(AAA)                A-2 F(AAA)
                                       End                A-2 F (AAA)             Interest                 Principal
                   Period            Balance                 Coupon                 Paid                      Paid
                  --------        --------------           --------------         -------------          ---------------
                    354                      0               0.00000                      0                     0
                    355                      0               0.00000                      0                     0
                    356                      0               0.00000                      0                     0
                    357                      0               0.00000                      0                     0
                    358                      0               0.00000                      0                     0
                    359                      0               0.00000                      0                     0
                    360                      0               0.00000                      0                     0
                    361                      0               0.00000                      0                     0
                    362                      0               0.00000                      0                     0
                    363                      0               0.00000                      0                     0

          Delta Home Equity Loan Trust, Series 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

        Settlement                                03/28/02
        Next Payment                              04/25/02
        Class Balance                             $68,000,000
        Accrued Days                              27
        Security Coupon                           5.779%


        Call                                      No

--------------------------------------------------------------------------------------------------------------------------
               Ramp 0 to 18 %  CPR                FRM: ramp 0 to 20 %  CPR                 FRM: ramp 0 to 22 %  CPR
               over 16 months, 18 % term.           over 16 months, 20 % term.                over 16 months, 22 % term.
    Flat  ----------------------------------------------------------------------------------------------------------------
   Price
==========================================================================================================================
    99-00                            6.002                               6.013                                      6.025
    99-02                            5.988                               5.999                                      6.009
    99-04                            5.975                               5.984                                      5.993
    99-06                            5.961                               5.969                                      5.978
    99-08                            5.947                               5.954                                      5.962
    99-10                            5.933                               5.940                                      5.946
--------------------------------------------------------------------------------------------------------------------------
    99-12                            5.920                               5.925                                      5.930
    99-14                            5.906                               5.910                                      5.915
    99-16                            5.892                               5.895                                      5.899
    99-18                            5.879                               5.881                                      5.883
    99-20                            5.865                               5.866                                      5.867
    99-22                            5.851                               5.851                                      5.852
    99-24                            5.838                               5.837                                      5.836
    99-26                            5.824                               5.822                                      5.820
    99-28                            5.811                               5.808                                      5.805
    99-30                            5.797                               5.793                                      5.789
--------------------------------------------------------------------------------------------------------------------------
   100-00                            5.784                               5.778                                      5.774
--------------------------------------------------------------------------------------------------------------------------
   100-02                            5.770                               5.764                                      5.758
   100-04                            5.756                               5.749                                      5.743
   100-06                            5.743                               5.735                                      5.727
   100-08                            5.729                               5.720                                      5.711
   100-10                            5.716                               5.706                                      5.696
   100-12                            5.703                               5.691                                      5.680
   100-14                            5.689                               5.677                                      5.665
   100-16                            5.676                               5.662                                      5.649
   100-18                            5.662                               5.648                                      5.634
   100-20                            5.649                               5.634                                      5.619
--------------------------------------------------------------------------------------------------------------------------
   100-22                            5.635                               5.619                                      5.603
   100-24                            5.622                               5.605                                      5.588
   100-26                            5.609                               5.590                                      5.572
   100-28                            5.595                               5.576                                      5.557
   100-30                            5.582                               5.562                                      5.542
   101-00                            5.569                               5.547                                      5.526
==========================================================================================================================
 WAL (yr)                             5.87                                5.37                                       4.94
 MDUR (yr)                            4.59                                4.27                                       3.99
 First Prin Pay                   04/25/04                            02/25/04                                   12/25/03
 Last Prin Pay                    01/25/24                            04/25/22                                   10/25/20
--------------------------------------------------------------------------------------------------------------------------


GREENWICH CAPITAL MARKETS, INC.

          Delta Home Equity Loan Trust, Series 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

            Settlement                                03/28/02
            Next Payment                              04/25/02
            Class Balance                             $68,000,000
            Accrued Days                              27
            Security Coupon                           5.779%


            Call                                      Yes


--------------------------------------------------------------------------------------------------------------------------
               Ramp 0 to 18 %  CPR                FRM: ramp 0 to 20 %  CPR                 FRM: ramp 0 to 22 %  CPR
               over 16 months, 18 % term.           over 16 months, 20 % term.                over 16 months, 22 % term.
    Flat  ----------------------------------------------------------------------------------------------------------------
   Price
==========================================================================================================================
    99-00                              5.989                                6.000                                  6.011
    99-02                              5.975                                5.984                                  5.994
    99-04                              5.960                                5.969                                  5.978
    99-06                              5.946                                5.954                                  5.961
    99-08                              5.932                                5.938                                  5.945
    99-10                              5.918                                5.923                                  5.928
--------------------------------------------------------------------------------------------------------------------------
    99-12                              5.903                                5.908                                  5.912
    99-14                              5.889                                5.892                                  5.895
    99-16                              5.875                                5.877                                  5.879
    99-18                              5.861                                5.862                                  5.863
    99-20                              5.847                                5.846                                  5.846
    99-22                              5.833                                5.831                                  5.830
    99-24                              5.818                                5.816                                  5.814
    99-26                              5.804                                5.801                                  5.797
    99-28                              5.790                                5.786                                  5.781
    99-30                              5.776                                5.770                                  5.765
-------------------------------------------------------------------------------------------------------------------------
   100-00                              5.762                                5.755                                  5.748
-------------------------------------------------------------------------------------------------------------------------
   100-02                              5.748                                5.740                                  5.732
   100-04                              5.734                                5.725                                  5.716
   100-06                              5.720                                5.710                                  5.700
   100-08                              5.706                                5.695                                  5.683
   100-10                              5.692                                5.680                                  5.667
   100-12                              5.678                                5.665                                  5.651
   100-14                              5.664                                5.649                                  5.635
   100-16                              5.650                                5.634                                  5.619
   100-18                              5.636                                5.619                                  5.603
   100-20                              5.622                                5.604                                  5.586
-------------------------------------------------------------------------------------------------------------------------
   100-22                              5.608                                5.589                                  5.570
   100-24                              5.594                                5.574                                  5.554
   100-26                              5.580                                5.559                                  5.538
   100-28                              5.566                                5.544                                  5.522
   100-30                              5.552                                5.529                                  5.506
   101-00                              5.539                                5.514                                  5.490
==========================================================================================================================
 WAL (yr)                               5.50                                 5.02                                   4.61
 MDUR (yr)                              4.42                                 4.10                                   3.82
 First Prin Pay                     04/25/04                             02/25/04                               12/25/03
 Last Prin Pay                      05/25/13                             05/25/12                               06/25/11
--------------------------------------------------------------------------------------------------------------------------

GREENWICH CAPITAL MARKETS, INC.

          Delta Home Equity Loan Trust, Series 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

         Settlement                                        03/28/02
         Next Payment                                      04/25/02
         Class Balance                                     $68,000,000
         Accrued Days                                      27
         Security Coupon                                   5.779%


         Call                                              Yes


--------------------------------------------------------------------------------------------------------------------------
               Ramp 0 to 18 %  CPR                FRM: ramp 0 to 20 %  CPR                 FRM: ramp 0 to 22 %  CPR
               over 24 months, 18 % term.           over 24 months, 20 % term.                over 24 months, 22 % term.
    Flat  ----------------------------------------------------------------------------------------------------------------
   Price
==========================================================================================================================
   99-00                               5.982                               5.992                                  6.001
   99-02                               5.969                               5.977                                  5.986
   99-04                               5.955                               5.963                                  5.970
   99-06                               5.941                               5.948                                  5.955
   99-08                               5.928                               5.934                                  5.939
   99-10                               5.914                               5.919                                  5.924
------------------------------------------------------------------------------------------------------------------------
   99-12                               5.901                               5.905                                  5.908
   99-14                               5.887                               5.890                                  5.893
   99-16                               5.874                               5.876                                  5.877
   99-18                               5.860                               5.861                                  5.862
   99-20                               5.847                               5.847                                  5.846
   99-22                               5.833                               5.832                                  5.831
   99-24                               5.820                               5.818                                  5.816
   99-26                               5.806                               5.803                                  5.800
   99-28                               5.793                               5.789                                  5.785
   99-30                               5.780                               5.775                                  5.770
------------------------------------------------------------------------------------------------------------------------
  100-00                               5.766                               5.760                                  5.754
------------------------------------------------------------------------------------------------------------------------
  100-02                               5.753                               5.746                                  5.739
  100-04                               5.739                               5.731                                  5.724
  100-06                               5.726                               5.717                                  5.708
  100-08                               5.713                               5.703                                  5.693
  100-10                               5.699                               5.688                                  5.678
  100-12                               5.686                               5.674                                  5.663
  100-14                               5.673                               5.660                                  5.648
  100-16                               5.659                               5.646                                  5.632
  100-18                               5.646                               5.631                                  5.617
  100-20                               5.633                               5.617                                  5.602
------------------------------------------------------------------------------------------------------------------------
  100-22                               5.620                               5.603                                  5.587
  100-24                               5.606                               5.589                                  5.572
  100-26                               5.593                               5.574                                #VALUE!
  100-28                               5.580                               5.560                                  5.541
  100-30                               5.567                               5.546                                #VALUE!
  101-00                               5.553                               5.532                                  5.511
========================================================================================================================
WAL (yr)                                5.81                                5.33                                   4.93
MDUR (yr)                               4.64                                4.33                                   4.06
First Prin Pay                      08/25/04                            06/25/04                               04/25/04
Last Prin Pay                       09/25/13                            08/25/12                               10/25/11
------------------------------------------------------------------------------------------------------------------------

BOOKMARK


GREENWICH CAPITAL MARKETS, INC.

          Delta Home Equity Loan Trust, Series 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

         Settlement                                          03/28/02
         Next Payment                                        04/25/02
         Class Balance                                       $68,000,000
         Accrued Days                                        27
         Security Coupon                                     5.779%


         Call                                                No


--------------------------------------------------------------------------------------------------------------------------
                  Ramp 0 to 18 %  CPR                FRM: ramp 0 to 20 %  CPR                 FRM: ramp 0 to 22 %  CPR
               over 24 months, 18 % term.           over 24 months, 20 % term.                over 24 months, 22 % term.
    Flat  ----------------------------------------------------------------------------------------------------------------
   Price
==========================================================================================================================
   99-00                               5.994                               6.005                                  6.014
   99-02                               5.981                               5.991                                  6.000
   99-04                               5.968                               5.977                                  5.985
   99-06                               5.955                               5.963                                  5.970
   99-08                               5.942                               5.949                                  5.955
   99-10                               5.929                               5.935                                  5.940
------------------------------------------------------------------------------------------------------------------------
   99-12                               5.916                               5.921                                  5.925
   99-14                               5.903                               5.907                                  5.910
   99-16                               5.890                               5.893                                  5.895
   99-18                               5.877                               5.879                                  5.880
   99-20                               5.864                               5.865                                  5.866
   99-22                               5.851                               5.851                                  5.851
   99-24                               5.838                               5.837                                  5.836
   99-26                               5.825                               5.823                                  5.821
   99-28                               5.812                               5.810                                  5.807
   99-30                               5.799                               5.796                                  5.792
------------------------------------------------------------------------------------------------------------------------
  100-00                               5.786                               5.782                                  5.777
------------------------------------------------------------------------------------------------------------------------
  100-02                               5.773                               5.768                                  5.762
  100-04                               5.760                               5.754                                  5.748
  100-06                               5.747                               5.740                                  5.733
  100-08                               5.734                               5.727                                  5.718
  100-10                               5.721                               5.713                                  5.704
  100-12                               5.708                               5.699                                  5.689
  100-14                               5.695                               5.685                                  5.674
  100-16                               5.683                               5.672                                  5.660
  100-18                               5.670                               5.658                                  5.645
  100-20                               5.657                               5.644                                  5.631
------------------------------------------------------------------------------------------------------------------------
  100-22                               5.644                               5.630                                  5.616
  100-24                               5.631                               5.617                                  5.601
  100-26                               5.619                               5.603                                  5.587
  100-28                               5.606                               5.589                                  5.572
  100-30                               5.593                               5.576                                  5.558
  101-00                               5.580                               5.562                                  5.543
========================================================================================================================
WAL (yr)                                6.18                                5.68                                   5.25
MDUR (yr)                               4.81                                4.50                                   4.23
First Prin Pay                      08/25/04                            06/25/04                               04/25/04
Last Prin Pay                       03/25/24                            06/25/22                               12/25/20
------------------------------------------------------------------------------------------------------------------------

          Delta Home Equity Loan Trust, Series 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

     Settlement                                               03/28/02
     Next Payment                                             04/25/02
     Class Balance                                            $68,000,000
     Accrued Days                                             27
     Security Coupon                                          5.779%


     Call                                                     No

--------------------------------------------------------------------------------------------------------------------------
               Ramp 0 to 18 %  CPR                   FRM: ramp 0 to 20 %  CPR                 FRM: ramp 0 to 22 %  CPR
               over 12 months, 18 % term.           over 12 months, 20 % term.                over 12 months, 22 % term.
    Flat  ----------------------------------------------------------------------------------------------------------------
   Price
==========================================================================================================================
   99-00                               6.006                               6.018                                  6.031
   99-02                               5.992                               6.003                                  6.014
   99-04                               5.978                               5.988                                  5.998
   99-06                               5.964                               5.973                                  5.982
   99-08                               5.950                               5.958                                  5.966
   99-10                               5.936                               5.942                                  5.949
------------------------------------------------------------------------------------------------------------------------
   99-12                               5.922                               5.927                                  5.933
   99-14                               5.908                               5.912                                  5.917
   99-16                               5.894                               5.897                                  5.901
   99-18                               5.880                               5.882                                  5.885
   99-20                               5.866                               5.867                                  5.868
   99-22                               5.852                               5.852                                  5.852
   99-24                               5.838                               5.837                                  5.836
   99-26                               5.824                               5.822                                  5.820
   99-28                               5.810                               5.807                                  5.804
   99-30                               5.796                               5.792                                  5.788
------------------------------------------------------------------------------------------------------------------------
  100-00                               5.782                               5.777                                  5.772
------------------------------------------------------------------------------------------------------------------------
  100-02                               5.768                               5.762                                  5.756
  100-04                               5.755                               5.747                                  5.740
  100-06                               5.741                               5.732                                  5.724
  100-08                               5.727                               5.717                                  5.708
  100-10                               5.713                               5.702                                  5.692
  100-12                               5.699                               5.687                                  5.676
  100-14                               5.686                               5.673                                  5.660
  100-16                               5.672                               5.658                                  5.644
  100-18                               5.658                               5.643                                  5.628
  100-20                               5.644                               5.628                                  5.612
------------------------------------------------------------------------------------------------------------------------
  100-22                               5.631                               5.613                                  5.596
  100-24                               5.617                               5.598                                  5.580
  100-26                               5.603                               5.584                                  5.564
  100-28                               5.589                               5.569                                  5.549
  100-30                               5.576                               5.554                                  5.533
  101-00                               5.562                               5.539                                  5.517
========================================================================================================================
WAL (yr)                                5.72                                5.21                                   4.78
MDUR (yr)                               4.48                                4.16                                   3.88
First Prin Pay                      02/25/04                            12/25/03                               11/25/03
Last Prin Pay                       12/25/23                            03/25/22                               09/25/20
------------------------------------------------------------------------------------------------------------------------


GREENWICH CAPITAL MARKETS, INC.

          Delta Home Equity Loan Trust, Series 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

       Settlement                                        03/28/02
       Next Payment                                      04/25/02
       Class Balance                                     $68,000,000
       Accrued Days                                      27
       Security Coupon                                   5.779%


       Call                                              Yes




--------------------------------------------------------------------------------------------------------------------------
                  Ramp 0 to 18 %  CPR               FRM: ramp 0 to 20 %  CPR                   FRM: ramp 0 to 22 %  CPR
               over 12 months, 18 % term.           over 12 months, 20 % term.                over 12 months, 22 % term.
    Flat  ----------------------------------------------------------------------------------------------------------------
   Price
==========================================================================================================================
   99-00                               5.993                               6.004                                  6.016
   99-02                               5.978                               5.988                                  5.999
   99-04                               5.963                               5.972                                  5.982
   99-06                               5.949                               5.957                                  5.965
   99-08                               5.934                               5.941                                  5.948
   99-10                               5.919                               5.925                                  5.931
------------------------------------------------------------------------------------------------------------------------
   99-12                               5.905                               5.909                                  5.914
   99-14                               5.890                               5.894                                  5.897
   99-16                               5.876                               5.878                                  5.880
   99-18                               5.861                               5.862                                  5.863
   99-20                               5.847                               5.846                                  5.846
   99-22                               5.832                               5.831                                  5.829
   99-24                               5.818                               5.815                                  5.812
   99-26                               5.803                               5.799                                  5.796
   99-28                               5.789                               5.784                                  5.779
   99-30                               5.774                               5.768                                  5.762
------------------------------------------------------------------------------------------------------------------------
  100-00                               5.760                               5.752                                  5.745
------------------------------------------------------------------------------------------------------------------------
  100-02                               5.745                               5.737                                  5.728
  100-04                               5.731                               5.721                                  5.712
  100-06                               5.716                               5.706                                  5.695
  100-08                               5.702                               5.690                                  5.678
  100-10                               5.688                               5.675                                  5.661
  100-12                               5.673                               5.659                                  5.645
  100-14                               5.659                               5.644                                  5.628
  100-16                               5.645                               5.628                                  5.611
  100-18                               5.630                               5.613                                  5.594
  100-20                               5.616                               5.597                                  5.578
------------------------------------------------------------------------------------------------------------------------
  100-22                               5.602                               5.582                                  5.561
  100-24                               5.587                               5.566                                  5.545
  100-26                               5.573                               5.551                                  5.528
  100-28                               5.559                               5.535                                  5.511
  100-30                               5.545                               5.520                                  5.495
  101-00                               5.530                               5.505                                  5.478
==========================================================================================================================
WAL (yr)                                5.34                                4.86                                   4.45
MDUR (yr)                               4.31                                3.99                                   3.70
First Prin Pay                      02/25/04                            12/25/03                               11/25/03
Last Prin Pay                       03/25/13                            03/25/12                               04/25/11
------------------------------------------------------------------------------------------------------------------------




GREENWICH CAPITAL MARKETS, INC.

      Renaissance Acceptance Mortgage Corp, Series 2002-1, CLASS Class A-2F
                         Price Yield Sensitivity Report

     Settlement                                               03/28/02
     Next Payment                                             04/25/02
     Class Balance                                         $68,000,000
     Accrued Days                                                   27
     Security Coupon                                            5.779%


     Call                                                           No

--------------------------------------------------------------------------------------------------------------------------
               FRM: 0% PPC    FRM: 50% PPC   FRM: 85% PPC     FRM: 120% PPC    FRM: 150% PPC  FRM: 175% PPC  FRM: 200% PPC
  Flat        ------------------------------------------------------------------------------------------------------------
  Price        ARM: 0% PPC    ARM: 50% PPC   ARM: 75% PPC     ARM: 100% PPC    ARM: 150% PPC  ARM: 175% PPC  ARM: 200% PPC
==========================================================================================================================
   99-00            5.902           5.963          6.010           6.053            6.098           6.136           6.190
   99-02            5.896           5.954          5.996           6.036            6.077           6.111           6.159
   99-04            5.891           5.944          5.983           6.018            6.055           6.086           6.129
   99-06            5.886           5.934          5.969           6.000            6.034           6.061           6.098
   99-08            5.880           5.925          5.956           5.983            6.013           6.036           6.068
   99-10            5.875           5.915          5.943           5.965            5.992           6.011           6.037
--------------------------------------------------------------------------------------------------------------------------
   99-12            5.870           5.906          5.929           5.948            5.971           5.986           6.006
   99-14            5.864           5.896          5.916           5.930            5.950           5.961           5.976
   99-16            5.859           5.887          5.903           5.913            5.928           5.936           5.945
   99-18            5.854           5.877          5.890           5.895            5.907           5.912           5.915
   99-20            5.848           5.868          5.876           5.878            5.886           5.887           5.885
   99-22            5.843           5.858          5.863           5.860            5.865           5.862           5.854
   99-24            5.838           5.849          5.850           5.843            5.844           5.837           5.824
   99-26            5.832           5.839          5.837           5.826            5.823           5.812           5.793
   99-28            5.827           5.830          5.823           5.808            5.802           5.788           5.763
   99-30            5.822           5.820          5.810           5.791            5.781           5.763           5.733
--------------------------------------------------------------------------------------------------------------------------
  100-00            5.817           5.811          5.797           5.774            5.760           5.738           5.703
--------------------------------------------------------------------------------------------------------------------------
  100-02            5.811           5.801          5.784           5.756            5.739           5.714           5.673
  100-04            5.806           5.792          5.771           5.739            5.719           5.689           5.642
  100-06            5.801           5.782          5.757           5.722            5.698           5.664           5.612
  100-08            5.796           5.773          5.744           5.704            5.677           5.640           5.582
  100-10            5.790           5.764          5.731           5.687            5.656           5.615           5.552
  100-12            5.785           5.754          5.718           5.670            5.635           5.591           5.522
  100-14            5.780           5.745          5.705           5.653            5.614           5.566           5.492
  100-16            5.775           5.735          5.692           5.636            5.594           5.542           5.462
  100-18            5.769           5.726          5.679           5.618            5.573           5.517           5.432
  100-20            5.764           5.717          5.666           5.601            5.552           5.493           5.402
--------------------------------------------------------------------------------------------------------------------------
  100-22            5.759           5.707          5.653           5.584            5.531           5.469           5.372
  100-24            5.754           5.698          5.640           5.567            5.511           5.444           5.343
  100-26            5.748           5.689          5.627           5.550            5.490           5.420           5.313
  100-28            5.743           5.679          5.614           5.533            5.470           5.396           5.283
  100-30            5.738           5.670          5.601           5.516            5.449           5.371           5.253
  101-00            5.733           5.661          5.588           5.499            5.428           5.347           5.223
==========================================================================================================================
WAL (yr)            21.46            9.47           6.13            4.38             3.51            2.91            2.31
MDUR (yr)           11.79            6.58           4.72            3.59             2.97            2.52            2.06
First Prin Pay   09/25/14        02/25/05       02/25/04        08/25/03         06/25/03        04/25/03        03/25/03
Last Prin Pay    08/25/31        03/25/30       09/25/24        12/25/18         07/25/15        06/25/13        11/25/11
--------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

                            DealName CLASS Class A-2F
                         Price Yield Sensitivity Report

     Settlement                                                     03/28/02
     Next Payment                                                   04/25/02
     Class Balance                                               $68,000,000
     Accrued Days                                                         27
     Security Coupon                                                  5.779%


     Call                                                                Yes

--------------------------------------------------------------------------------------------------------------------------
               FRM: 0% PPC    FRM: 50% PPC   FRM: 85% PPC     FRM: 120% PPC    FRM: 150% PPC  FRM: 175% PPC  FRM: 200% PPC
  Flat        ------------------------------------------------------------------------------------------------------------
  Price        ARM: 0% PPC    ARM: 50% PPC   ARM: 75% PPC     ARM: 100% PPC    ARM: 150% PPC  ARM: 175% PPC  ARM: 200% PPC
==========================================================================================================================
   99-00              5.901           5.947          5.988           6.033            6.075           6.116           6.176
   99-02              5.896           5.937          5.974           6.014            6.052           6.089           6.142
   99-04              5.891           5.927          5.960           5.995            6.029           6.062           6.109
   99-06              5.885           5.917          5.946           5.977            6.006           6.035           6.076
   99-08              5.880           5.907          5.931           5.958            5.983           6.007           6.042
   99-10              5.875           5.897          5.917           5.939            5.960           5.980           6.009
----------------------------------------------------------------------------------------------------------------------------
   99-12              5.869           5.887          5.903           5.921            5.937           5.953           5.976
   99-14              5.864           5.877          5.889           5.902            5.914           5.926           5.943
   99-16              5.859           5.867          5.875           5.883            5.891           5.899           5.910
   99-18              5.853           5.857          5.861           5.865            5.868           5.872           5.877
   99-20              5.848           5.847          5.847           5.846            5.845           5.845           5.844
   99-22              5.843           5.837          5.833           5.827            5.822           5.817           5.811
   99-24              5.838           5.828          5.819           5.809            5.799           5.790           5.778
   99-26              5.832           5.818          5.804           5.790            5.777           5.763           5.745
   99-28              5.827           5.808          5.790           5.772            5.754           5.737           5.712
   99-30              5.822           5.798          5.776           5.753            5.731           5.710           5.679
----------------------------------------------------------------------------------------------------------------------------
  100-00              5.816           5.788          5.762           5.735            5.708           5.683           5.646
----------------------------------------------------------------------------------------------------------------------------
  100-02              5.811           5.778          5.748           5.716            5.685           5.656           5.613
  100-04              5.806           5.768          5.734           5.698            5.663           5.629           5.580
  100-06              5.801           5.758          5.720           5.679            5.640           5.602           5.547
  100-08              5.795           5.749          5.706           5.661            5.617           5.575           5.515
  100-10              5.790           5.739          5.692           5.642            5.595           5.548           5.482
  100-12              5.785           5.729          5.679           5.624            5.572           5.522           5.449
  100-14              5.780           5.719          5.665           5.605            5.549           5.495           5.416
  100-16              5.774           5.709          5.651           5.587            5.527           5.468           5.384
  100-18              5.769           5.700          5.637           5.569            5.504           5.442           5.351
  100-20              5.764           5.690          5.623           5.550            5.482           5.415           5.319
----------------------------------------------------------------------------------------------------------------------------
  100-22              5.759           5.680          5.609           5.532            5.459           5.388           5.286
  100-24              5.753           5.670          5.595           5.514            5.436           5.362           5.254
  100-26              5.748           5.661          5.581           5.495            5.414           5.335           5.221
  100-28              5.743           5.651          5.567           5.477            5.391           5.308           5.189
  100-30              5.738           5.641          5.554           5.459            5.369           5.282           5.156
  101-00              5.733           5.631          5.540           5.441            5.347           5.255           5.124
============================================================================================================================
WAL (yr)              21.43            8.66           5.53            3.97             3.13            2.60            2.08
MDUR (yr)             11.79            6.31           4.44            3.36             2.73            2.31            1.89
First Prin Pay     09/25/14        02/25/05       02/25/04        08/25/03         06/25/03        04/25/03        03/25/03
Last Prin Pay      10/25/30        01/25/18       09/25/12        11/25/09         01/25/08        03/25/07        06/25/06
----------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.


GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

       Settlement                                            03/28/02
       Next Payment                                          04/25/02
       Class Balance                                      $68,000,000
       Accrued Days                                                27
       Security Coupon                                         5.779%


       Call ?                                                     Yes


                     -----------------------------------------
                                                FRM: 120% PPC
                           Flat          ---------------------
                           Price                ARM: 100% PPC
                     =========================================
                        99-24                           5.809
                        99-24+                          5.804
                        99-25                           5.799
                        99-25+                          5.795
                        99-26                           5.790
                        99-26+                          5.786
                     -----------------------------------------
                        99-27                           5.781
                        99-27+                          5.776
                        99-28                           5.772
                        99-28+                          5.767
                        99-29                           5.762
                        99-29+                          5.758
                        99-30                           5.753
                        99-30+                          5.748
                        99-31                           5.744
                        99-31+                          5.739
                     -----------------------------------------
                       100-00                           5.735
                     -----------------------------------------
                       100-00+                          5.730
                       100-01                           5.725
                       100-01+                          5.721
                       100-02                           5.716
                       100-02+                          5.711
                       100-03                           5.707
                       100-03+                          5.702
                       100-04                           5.698
                       100-04+                          5.693
                       100-05                           5.688
                     -----------------------------------------
                       100-05+                          5.684
                       100-06                           5.679
                       100-06+                          5.675
                       100-07                           5.670
                       100-07+                          5.665
                       100-08                           5.661
                     =========================================
                     WAL (yr)                            3.97
                     MDUR (yr)                           3.36
                     First Prin Pay                  08/25/03
                     Last Prin Pay                   11/25/09
                     -----------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

          Settlement                                            03/28/02
          Next Payment                                          04/25/02
          Class Balance                                      $68,000,000
          Accrued Days                                                27
          Security Coupon                                         5.779%


          Call ?                                                      No


                         -----------------------------------------
                                                    FRM: 120% PPC
                                Flat         ---------------------
                               Price                ARM: 100% PPC
                         =========================================
                            99-24                           5.843
                            99-24+                          5.839
                            99-25                           5.834
                            99-25+                          5.830
                            99-26                           5.826
                            99-26+                          5.821
                         -----------------------------------------
                            99-27                           5.817
                            99-27+                          5.813
                            99-28                           5.808
                            99-28+                          5.804
                            99-29                           5.800
                            99-29+                          5.795
                            99-30                           5.791
                            99-30+                          5.787
                            99-31                           5.782
                            99-31+                          5.778
                         -----------------------------------------
                           100-00                           5.774
                         -----------------------------------------
                           100-00+                          5.769
                           100-01                           5.765
                           100-01+                          5.761
                           100-02                           5.756
                           100-02+                          5.752
                           100-03                           5.748
                           100-03+                          5.743
                           100-04                           5.739
                           100-04+                          5.735
                           100-05                           5.730
                         -----------------------------------------
                           100-05+                          5.726
                           100-06                           5.722
                           100-06+                          5.717
                           100-07                           5.713
                           100-07+                          5.709
                           100-08                           5.704
                         =========================================
                         WAL (yr)                            4.38
                         MDUR (yr)                           3.59
                         First Prin Pay                  08/25/03
                         Last Prin Pay                   12/25/18
                         -----------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.



GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

        Settlement                                            03/28/02
        Next Payment                                          04/25/02
        Class Balance                                      $68,000,000
        Accrued Days                                                27
        Security Coupon                                         5.779%


        Call ?                                                     Yes

        FRM PPC:  0%  to 20% CPR over 16 months
        ARM PPC:  0%  to 20% CPR over 24 months


             ------------------------------------------
                                         FRM: 100% PPC
                    Flat          ---------------------
                    Price                ARM: 100% PPC
             ==========================================
                 99-24                           5.816
                 99-24+                          5.812
                 99-25                           5.808
                 99-25+                          5.804
                 99-26                           5.800
                 99-26+                          5.797
             ------------------------------------------
                 99-27                           5.793
                 99-27+                          5.789
                 99-28                           5.785
                 99-28+                          5.781
                 99-29                           5.778
                 99-29+                          5.774
                 99-30                           5.770
                 99-30+                          5.766
                 99-31                           5.762
                 99-31+                          5.758
             ------------------------------------------
                100-00                           5.755
             ------------------------------------------
                100-00+                          5.751
                100-01                           5.747
                100-01+                          5.743
                100-02                           5.739
                100-02+                          5.736
                100-03                           5.732
                100-03+                          5.728
                100-04                           5.724
                100-04+                          5.720
                100-05                           5.716
             ------------------------------------------
                100-05+                          5.713
                100-06                           5.709
                100-06+                          5.705
                100-07                           5.701
                100-07+                          5.697
                100-08                           5.694
             ==========================================
              WAL (yr)                            4.98
              MDUR (yr)                           4.07
              First Prin Pay                  02/25/04
              Last Prin Pay                   06/25/12
             ------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

    Settlement                                            03/28/02
    Next Payment                                          04/25/02
    Class Balance                                      $68,000,000
    Accrued Days                                                27
    Security Coupon                                         5.779%


    Call ?                                                      No

    FRM PPC:  0%  to 20% CPR over 16 months
    ARM PPC:  0%  to 20% CPR over 24 months


                   ------------------------------------------
                           Flat                FRM: 100% PPC
                                        ---------------------
                          Price                ARM: 100% PPC
                   ==========================================
                       99-24                           5.833
                       99-24+                          5.829
                       99-25                           5.825
                       99-25+                          5.821
                       99-26                           5.818
                       99-26+                          5.814
                   ------------------------------------------
                       99-27                           5.810
                       99-27+                          5.807
                       99-28                           5.803
                       99-28+                          5.799
                       99-29                           5.795
                       99-29+                          5.792
                       99-30                           5.788
                       99-30+                          5.784
                       99-31                           5.781
                       99-31+                          5.777
                   ------------------------------------------
                      100-00                           5.773
                   ------------------------------------------
                      100-00+                          5.770
                      100-01                           5.766
                      100-01+                          5.762
                      100-02                           5.758
                      100-02+                          5.755
                      100-03                           5.751
                      100-03+                          5.747
                      100-04                           5.744
                      100-04+                          5.740
                      100-05                           5.736
                   ------------------------------------------
                      100-05+                          5.733
                      100-06                           5.729
                      100-06+                          5.725
                      100-07                           5.722
                      100-07+                          5.718
                      100-08                           5.714
                   ---------------------=====================
                   =====================---------------------
                    WAL (yr)                            5.25
                    MDUR (yr)                           4.21
                    First Prin Pay                  02/25/04
                    Last Prin Pay                   07/25/20
                   ------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.


GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

        Settlement                                           03/28/02
        Next Payment                                         04/25/02
        Class Balance                                     $68,000,000
        Accrued Days                                               27
        Security Coupon                                        5.779%


        Call ?                                                    Yes


                   -----------------------------------------
                                            FRM: 100% PPC
                        Flat             -------------------
                        Price                ARM: 90% PPC
                   =========================================
                       99-24                          5.814
                       99-24+                         5.810
                       99-25                          5.807
                       99-25+                         5.803
                       99-26                          5.799
                       99-26+                         5.795
                   -----------------------------------------
                       99-27                          5.791
                       99-27+                         5.787
                       99-28                          5.783
                       99-28+                         5.779
                       99-29                          5.775
                       99-29+                         5.771
                       99-30                          5.767
                       99-30+                         5.763
                       99-31                          5.759
                       99-31+                         5.755
                   -----------------------------------------
                      100-00                          5.751
                   -----------------------------------------
                      100-00+                         5.747
                      100-01                          5.743
                      100-01+                         5.739
                      100-02                          5.735
                      100-02+                         5.731
                      100-03                          5.727
                      100-03+                         5.723
                      100-04                          5.719
                      100-04+                         5.715
                      100-05                          5.711
                   -----------------------------------------
                      100-05+                         5.707
                      100-06                          5.703
                      100-06+                         5.699
                      100-07                          5.695
                      100-07+                         5.691
                      100-08                          5.687
                   =========================================
                    WAL (yr)                           4.75
                    MDUR (yr)                          3.92
                    First Prin Pay                 11/25/03
                    Last Prin Pay                  03/25/11
                   -----------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.


GREENWICH CAPITAL MARKETS, INC.

          Renaissance Acceptance Mortgage Corp. 2002-1 CLASS Class A-2F
                         Price Yield Sensitivity Report

      Settlement                                           03/28/02
      Next Payment                                         04/25/02
      Class Balance                                     $68,000,000
      Accrued Days                                               27
      Security Coupon                                        5.779%


      Call ?                                                     No


                 -----------------------------------------
                                            FRM: 100% PPC
                        Flat           -------------------
                        Price               ARM: 90% PPC
                 =========================================
                     99-24                          5.849
                     99-24+                         5.845
                     99-25                          5.842
                     99-25+                         5.838
                     99-26                          5.834
                     99-26+                         5.830
                 -----------------------------------------
                     99-27                          5.827
                     99-27+                         5.823
                     99-28                          5.819
                     99-28+                         5.816
                     99-29                          5.812
                     99-29+                         5.808
                     99-30                          5.804
                     99-30+                         5.801
                     99-31                          5.797
                     99-31+                         5.793
                 -----------------------------------------
                    100-00                          5.790
                 -----------------------------------------
                    100-00+                         5.786
                    100-01                          5.782
                    100-01+                         5.778
                    100-02                          5.775
                    100-02+                         5.771
                    100-03                          5.767
                    100-03+                         5.764
                    100-04                          5.760
                    100-04+                         5.756
                    100-05                          5.753
                 -----------------------------------------
                    100-05+                         5.749
                    100-06                          5.745
                    100-06+                         5.741
                    100-07                          5.738
                    100-07+                         5.734
                    100-08                          5.730
                 =========================================
                  WAL (yr)                           5.29
                  MDUR (yr)                          4.19
                  First Prin Pay                 11/25/03
                  Last Prin Pay                  12/25/21
                 -----------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.


GREENWICH CAPITAL MARKETS, INC.

             Renaissance Acceptance Mortgage Corp, 2002-1 CLASS M-1
                               Break Even Analysis

        Settlement                                         03/28/02
        Class Balance                                   $11,550,000
        Coupon                                               2.870%
        Cut-off Date                                       03/28/02
        Next Payment Date                                  04/25/02

        Call                                                     No
        Default Lag                                              12 months
        Defaults start in period                                  6
        Triggers:                                              Fail


----------------------------------------------------------------------------------------------------------------------------------
                      12 % CPR         18 % CPR            24 % CPR          30 % CPR            36 % CPR          42 % CPR
                  ----------------------------------------------------------------------------------------------------------------
                     16.50 % CDR      18.10 % CDR         19.00 % CDR       20.95 % CDR         23.00 % CDR       25.40 % CDR
==================================================================================================================================
Cumulative Loss        26.63%           22.62%              19.27%            17.27%              15.67%            14.44%
==================================================================================================================================


GREENWICH CAPITAL

             Renaissance Acceptance Mortgage Corp, 2002-1 CLASS M-2
                               Break-Even Analysis

       Settlement                                         03/28/02
       Class Balance                                    $8,250,000
       Coupon                                               3.370%
       Cut-off Date                                       03/28/02
       Next Payment Date                                  04/25/02

       Call                                                     No
       Default Lag                                              12 months
       Defaults start in period                                  6
       Triggers:                                              Fail

----------------------------------------------------------------------------------------------------------------------------------
                    12 % CPR          18 % CPR            24 % CPR         30 % CPR            36 % CPR            42 % CPR
                 -----------------------------------------------------------------------------------------------------------------
                   12.55 % CDR       13.25 % CDR         14.00 % CDR      14.75 % CDR         15.65 % CDR         16.75 % CDR
==================================================================================================================================
Cumulative Loss       23.05%            18.70%              15.69%           13.42%              11.72%              10.41%
==================================================================================================================================

GREENWICH CAPITAL

Renaissance Acceptance Mortgage Corp.  2002-1.
WAL and payment window analysis

Pricing speed
Call ?                     No

Delinquency rate:      20.00%

                                      Pass Cum Loss Trigger

                     Class A-2F            Class M-1            Class M-2             Class B
                     ----------            ---------            ---------             -------
Average Life               4.13                 7.66                 6.02                5.62
Principal Begins             17                   58                   50                  46
Expected Final              201                  177                  147                 124
Principal Window            185                  120                   98                  79

Principal Begins       08/25/03             01/25/07             05/25/06            01/25/06
Expected Final         12/25/18             12/25/16             06/25/14            07/25/12
                                     Fail Cum Loss Trigger

                     Class A-2F            Class M-1            Class M-2              Class B
                     ----------            ---------            ---------              -------
Average Life               3.29                 6.55                 8.19                10.59
Principal Begins             17                   70                   88                  111
Expected Final               70                   88                  111                  151
Principal Window             54                   19                   24                   41

Principal Begins       08/25/03             01/25/08             07/25/09             06/25/11
Expected Final         01/25/08             07/25/09             06/25/11             10/25/14

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                             Excess Spread Schedule

------------- --------------- -------------- --------- ----------------- -------------- ---------- ----------------- --------------
              Excess Spread      Excess                 Excess Spread       Excess                  Excess Spread       Excess
   Period          (1)         Spread (2)     Period         (1)          Spread (2)     Period          (1)          Spread (2)
------------- --------------- -------------- --------- ----------------- -------------- ---------- ----------------- --------------
     1            6.070%         6.070%         32          4.962%          2.951%         63           4.847%          3.649%
     2            5.557%         3.963%         33          5.186%          3.137%         64           5.052%          3.876%
     3            5.318%         3.716%         34          4.978%          2.909%         65           4.839%          3.626%
     4            5.530%         3.922%         35          4.986%          3.131%         66           4.835%          3.614%
     5            5.288%         3.676%         36          5.699%          3.838%         67           5.039%          3.854%
     6            5.269%         3.655%         37          5.009%          3.754%         68           4.827%          3.600%
     7            5.471%         3.857%         38          5.202%          3.985%         69           5.031%          3.827%
     8            5.223%         3.612%         39          4.954%          3.734%         70           4.819%          3.576%
     9            5.417%         3.811%         40          5.164%          3.955%         71           4.815%          3.570%
     10           5.165%         3.568%         41          4.944%          3.720%         72           5.240%          4.049%
     11           5.132%         3.546%         42          4.940%          3.700%         73           4.808%          3.551%
     12           5.789%         4.217%         43          5.149%          4.105%         74           5.011%          3.775%
     13           5.057%         3.501%         44          4.930%          3.836%         75           4.800%          3.528%
     14           5.229%         3.692%         45          5.139%          4.060%         76           5.003%          3.752%
     15           4.976%         3.458%         46          4.921%          3.794%         77           4.793%          3.510%
     16           5.142%         3.645%         47          4.916%          3.785%         78           4.789%          3.500%
     17           4.889%         3.405%         48          5.596%          4.553%         79           4.991%          3.733%
     18           4.850%         3.372%         49          4.907%          3.815%         80           4.782%          3.488%
     19           5.066%         3.548%         50          5.115%          4.041%         81           4.984%          3.712%
     20           4.871%         3.315%         51          4.898%          3.775%         82           4.775%          3.467%
     21           5.087%         3.494%         52          5.106%          4.004%         83           4.772%          3.461%
     22           4.889%         3.261%         53          4.889%          3.750%         84           5.426%          4.204%
     23           4.898%         3.235%         54          4.885%          3.732%         85           4.769%          3.461%
     24           5.339%         3.641%         55          5.092%          3.982%         86           4.975%          3.699%
     25           4.914%         3.161%         56          4.876%          3.720%         87           4.773%          3.473%
     26           5.133%         3.342%         57          5.083%          3.947%         88           4.979%          3.711%
     27           4.929%         3.101%         58          4.868%          3.687%         89           4.777%          3.486%
     28           5.148%         3.282%         59          4.863%          3.679%         90           4.780%          3.494%
     29           4.943%         3.040%         60          5.534%          4.440%         91           4.986%          3.731%
     30           4.949%         3.010%         61          4.855%          3.679%         92           4.785%          3.509%
     31           5.170%         3.195%         62          5.060%          3.905%
------------- --------------- -------------- --------- ----------------- -------------- ---------- ----------------- --------------

(1) Assumes that One Month LIBOR stays at 1.85% and 6 Month LIBOR stays at 2.03% and is run at the Pricing Prepayment Speed to call.

(2) Assumes One Month LIBOR forward curve and 6 Month LIBOR forward curve is run at the Pricing Prepayment Speed to call.

GREENWICH CAPITAL